      (METLIFE LOGO)

                              FINANCIAL SUPPLEMENT


                               SEPTEMBER 30, 2004


(SNOOPY GRAPHIC)


                           (GRAPHIC OF THE NUMBER 3)

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

HIGHLIGHTS
   CORPORATE OVERVIEW                                                                                  2

METLIFE, INC.
   CONSOLIDATED BALANCE SHEETS                                                                         3
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                       4
   TOTAL COMPANY HEADCOUNT                                                                             5
   CONSOLIDATING BALANCE SHEET                                                                         6
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                       7

INSURANCE OPERATIONS
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                      11
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                      12

SUMMARY OF SEGMENT OPERATING EARNINGS                                                                 16

   INSTITUTIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                17
      PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL STATISTICAL INFORMATION             21
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                                 22
      EXPENSES BY MAJOR CATEGORY                                                                      23
      SPREADS BY PRODUCT                                                                              24

   INDIVIDUAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                25
      PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER AND MUTUAL FUND SALES                         30
      ADDITIONAL STATISTICAL INFORMATION                                                              31
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                                 32
      INSURANCE EXPENSES AND OTHER EXPENSES BY MAJOR CATEGORY                                         33
      SPREADS BY PRODUCT                                                                              34

   AUTO & HOME OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                35
      WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA            39

   INTERNATIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                40

REINSURANCE OPERATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                   41
   PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION AND RESERVES BY REGION              42

ASSET MANAGEMENT OPERATIONS
   STATEMENTS OF OPERATING EARNINGS
   CHANGE IN ASSETS UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT                       43
                                                                                                      44
CORPORATE, OTHER & ELIMINATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                   45

METLIFE, INC.
   INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS                                         46
   FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE            48
   SUMMARY OF FIXED MATURITIES BY SECTOR AND QUALITY DISTRIBUTION, AND
      SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE                                49
   SUMMARY OF REAL ESTATE, SUMMARY OF MORTGAGES AND DISTRIBUTION OF
      ASSETS UNDER MANAGEMENT                                                                         50

OTHER INFORMATION
   COMPANY RATINGS                                                                                    51

NOTE:
-----

THE QUARTERLY FINANCIAL SUPPLEMENT ("QFS") INCLUDES FINANCIAL MEASURES, OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE, THAT ARE NOT BASED ON GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"). OPERATING EARNINGS IS DEFINED AS GAAP NET INCOME EXCLUDING NET INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, ADJUSTMENTS RELATED TO INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES AND THE IMPACT FROM THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES. SCHEDULED SETTLEMENT PAYMENTS ON DERIVATIVE INSTRUMENTS NOT QUALIFYING FOR HEDGE ACCOUNTING TREATMENT ARE INCLUDED IN OPERATING EARNINGS. OPERATING EARNINGS PER DILUTED SHARE IS CALCULATED BY DIVIDING OPERATING EARNINGS AS DEFINED ABOVE BY THE NUMBER OF WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING FOR THE PERIOD INDICATED. METLIFE USES OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE IN ANALYZING ITS PERFORMANCE; IT BELIEVES THAT THESE MEASURES ENHANCE THE UNDERSTANDING AND COMPARABILITY OF ITS PERFORMANCE BY EXCLUDING THE NET EFFECT OF INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, AND ADJUSTMENTS RELATED TO INVESTMENT GAINS AND LOSSES, NET OF INCOME TAXES, BOTH OF WHICH CAN FLUCTUATE SIGNIFICANTLY FROM PERIOD TO PERIOD, AS WELL AS THE IMPACT OF THE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING, NET OF INCOME TAXES, THEREBY HIGHLIGHTING THE RESULTS FROM OPERATIONS AND THE UNDERLYING PROFITABILITY DRIVERS OF THE BUSINESS. OPERATING EARNINGS AND OPERATING EARNINGS PER DILUTED SHARE SHOULD NOT BE VIEWED AS SUBSTITUTES FOR GAAP NET INCOME AND GAAP NET INCOME PER DILUTED SHARE, RESPECTIVELY. RECONCILIATIONS OF OPERATING EARNINGS TO GAAP NET INCOME AND OPERATING EARNINGS PER DILUTED SHARE TO GAAP NET INCOME PER DILUTED SHARE, THE MOST DIRECTLY COMPARABLE GAAP MEASURES, ARE INCLUDED IN THE QFS AND IN METLIFE'S EARNINGS PRESS RELEASE, DATED OCTOBER 27, 2004, FOR THE QUARTER ENDED SEPTEMBER 30, 2004, WHICH ARE AVAILABLE AT WWW.METLIFE.COM.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------


CORPORATE OVERVIEW


Unaudited (Dollars and shares in millions, except per share data)
                                                                              For the Three Months Ended
                                          ------------------------------------------------------------------------------------------
                                          September 30,  June 30,    March 31, December 31, September 30,  June 30,     March 31,
                                              2004        2004        2004        2003          2003        2003         2003
                                          ------------------------------------------------------------------------------------------
Net income (1)                                 $695         $954 (8)    $598 (9)    $701         $574         $580         $362
  Net investment gains (losses)                 178          157         123         139         (151)         (54)        (170)
  Minority interest - net investment
    gains (losses)                                2           (8)         (8)         (9)          (2)          (2)           4
  Net investment gains (losses) tax
    benefit (provision)                         (62)         (47)        (39)        (58)          85           16           57
                                          ------------------------------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes (2) (3)                          118          102          76          72          (68)         (40)        (109)
  Adjustments related to policyholder
    benefits and dividends                      (74)         116          31         132           29           (5)          28
  Adjustments related to other expenses           6           (5)        (17)          6           10            5           10
  Adjustments related to tax benefit
    (provision)                                  24          (39)         (5)        (48)         (13)           0          (13)
                                          ------------------------------------------------------------------------------------------
Adjustments related to net investment
 gains (losses), net of income taxes (4)        (44)          72           9          90           26            0           25
Cumulative effect of a change in
  accounting, net of income taxes (5)             0            0         (86)        (26)           0            0            0
                                          ------------------------------------------------------------------------------------------
Operating earnings                             $621 (7)     $780 (8)    $599 (9)    $565         $616 (10)     $620 (11)    $446
                                          ==========================================================================================


Net income per share - diluted                $0.92        $1.26       $0.79       $0.92        $0.75        $0.79        $0.47 (12)
Net investment gains (losses), net of
  income taxes                                 0.16         0.13        0.10        0.09        (0.09)       (0.05)       (0.15)
Adjustments related to net investment
 gains (losses), net of income taxes          (0.06)        0.09        0.01        0.12         0.03         0.00         0.03
Cumulative effect of a change in
  accounting, net of income taxes              0.00         0.00       (0.11)      (0.03)        0.00         0.00         0.00
Impact of conversion of securities             0.00         0.00        0.00        0.00         0.00         0.00        (0.03)
                                          ------------------------------------------------------------------------------------------
Operating earnings per share - diluted        $0.82        $1.03       $0.79       $0.74        $0.81        $0.84        $0.62
                                          ==========================================================================================

Weighted average common shares
  outstanding - diluted                       753.4        758.0       760.3       761.3        760.9        731.3        722.4


Book value per common share (actual
  shares outstanding)                        $30.86       $28.28      $29.48      $27.93       $27.50       $27.13       $25.76
Book value per common share, excluding
  accumulated other comprehensive
  income (actual shares outstanding)         $27.11       $25.99      $24.93      $24.24       $23.54       $22.78       $22.45


Book value per common share - diluted        $30.49       $27.98      $29.29      $27.78       $27.47       $28.20       $24.97
Book value per common share, excluding
  accumulated other comprehensive
  income - diluted                           $26.79       $25.72      $24.76      $24.11       $23.52       $23.68       $21.77
                                          ------------------------------------------------------------------------------------------


                                                                            At or for the Three Months Ended
                                          ------------------------------------------------------------------------------------------
                                          September 30,  June 30,    March 31, December 31, September 30,  June 30,     March 31,
                                              2004        2004        2004        2003          2003        2003         2003
                                          ------------------------------------------------------------------------------------------
Shares outstanding, beginning of period       750.0        755.4       757.2       760.2        760.2        700.4        700.3
Treasury stock                                 (5.5)        (5.4)       (1.8)       (3.0)         0.0         59.8          0.1
                                          ------------------------------------------------------------------------------------------
Shares outstanding, end of period             744.5        750.0       755.4       757.2        760.2        760.2        700.4

Weighted average common shares
  outstanding - basic                         748.0        753.3       756.5       759.0        760.1        731.3        700.3
Dilutive effect of convertible
  securities                                    0.0          0.0         0.0         0.0          0.0          0.0         22.1
Dilutive effect of stock options                4.2          3.5         3.1         1.6          0.0          0.0          0.0
Dilutive effect of deferred stock
  compensation                                  1.2          1.2         0.7         0.7          0.8          0.0          0.0
                                          ------------------------------------------------------------------------------------------
Weighted average common shares
  outstanding - diluted                       753.4        758.0       760.3       761.3        760.9        731.3        722.4
                                          ==========================================================================================



Policyholder Trust Shares                     325.1        335.0       347.2       362.5        372.7        382.4        386.4



SUPPLEMENTAL DATA

Adjusted long-term debt to total
  capital excluding accumulated other
  comprehensive income (6)                     22.8%        21.9%       20.5%       21.3%        21.4%        22.0%        23.7%
                                          ------------------------------------------------------------------------------------------

(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133").

(2) Net investment gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $8 million, $14 million, $9 million, $18 million, $22 million, $8 million and $5 million for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
      September 30, 2003, June 30, 2003 and March 31, 2003, respectively.

(3) Net investment gains (losses), net of income taxes, from real estate and real estate joint ventures include discontinued operations of ($10) million, $85 million, $13 million, $205 million, $4 million, $0 million, and $57 million for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June
      30, 2003, and March 31, 2003, respectively.

(4) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(5) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $72 million benefit in accordance with the SOP 03-1 Technical Practice Aid. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives:
      Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(6) Adjusted long-term debt at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31,
      2003 consists of $6,004 million, $5,503 million, $4,907 million, $4,909 million, $4,912 million, $4,917 million and $4,919 million of long-term debt, respectively, and $36 million, $36 million, $36 million, $142 million, $36 million, $35 million, and $49 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term debt and company obligated mandatorily redeemable capital securities.

(7) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit, ($0.01 per diluted share) from a revision of the estimate of income taxes for 2003.

(8) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes ($0.04 per diluted share), from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes ($0.04 per diluted share), from a reduction of a previously established premium tax liability and a $105 million benefit ($0.14 per diluted share) related to a previously disclosed resolution of an IRS audit. Additionally, earnings for the three months ended June 30, 2004 was adjusted by a $7 million benefit, net of income taxes ($0.01 per diluted share), as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(9) Operating earnings and net income for the three months ended March 31, 2004 was adjusted by a $3 million benefit, net of income taxes (less than $0.01 per diluted share), as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(10) Operating earnings for the three months ended September 30, 2003 includes a $28 million benefit, net of income taxes ($0.04 per diluted share), from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit ($0.05 per diluted share) from a revision of the estimate of income taxes for 2002.

(11) Operating earnings for the three months ended June 30, 2003 includes a $64 million benefit, net of income taxes ($0.09 per diluted share), from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of earnings, net of income taxes ($0.08 per diluted share), from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes ($0.05 per diluted share), related to previously deferred expenses.

(12) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million charge, net of income taxes ($0.03 per diluted share), associated with the Company's redemption of MetLife Capital Trust I's mandatorily redeemable capital securities.

                                                                  [METLIFE LOGO]
METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                  ---------------------------------------------------------------------------------
                                                                                         As of
                                                  ---------------------------------------------------------------------------------
                                                September 30,  June 30,  March 31,  December 31, September 30, June 30,   March 31,
Unaudited (Dollars in millions)                      2004        2004       2004         2003        2003        2003        2003
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
ASSETS (1)
     Fixed maturities available-for-sale, at
         fair value                               $ 176,091   $ 170,192   $ 174,100   $ 167,752   $ 159,940   $ 158,822   $ 144,341
     Equity securities, at fair value                 1,897       1,744       1,756       1,598       1,659       1,617       1,474
     Mortgage loans on real estate                   29,620      28,118      26,562      26,249      25,535      25,288      25,046
     Real estate and real estate joint ventures       4,281       4,154       4,699       4,680       5,255       4,491       4,475
     Policy loans                                     8,801       8,766       8,758       8,749       8,668       8,627       8,615
     Other limited partnership interests              2,846       2,805       2,549       2,600       2,559       2,500       2,393
     Short-term investments                           2,464       2,089       1,998       1,826       2,718       2,640       3,188
     Other invested assets                            4,405       5,119       5,094       4,645       4,617       4,261       3,948
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
Investments                                         230,405     222,987     225,516     218,099     210,951     208,246     193,480

Cash and cash equivalents                             3,631       4,459       3,146       3,733       5,372       5,714       4,938
Accrued investment income                             2,491       2,330       2,337       2,186       2,265       2,241       2,179
Premiums and other receivables                        7,122       7,406       7,412       7,047       7,107       7,486       6,768
Deferred policy acquisition costs                    13,920      13,828      12,961      12,943      12,367      11,899      11,889
Goodwill and other intangible assets                    643         638         638         643         654         652         745
Other                                                 6,786       6,617       6,666       6,434       6,269       6,123       6,303
Separate account assets                              81,181      79,747      78,336      75,756      69,998      67,460      60,620
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                                  $ 346,179   $ 338,012   $ 337,012   $ 326,841   $ 314,983   $ 309,821   $ 286,922
                                                  =========   =========   =========   =========   =========   =========   =========

LIABILITIES AND EQUITY (1)
LIABILITIES

Future policy benefits                            $ 100,357   $  97,061   $  99,000   $  96,278   $  95,095   $  95,360   $  92,744
Policyholder account balances                        81,798      79,943      77,981      75,901      74,857      72,207      69,060
Short-term debt                                       1,566       3,218       3,068       3,642       2,935       3,443       2,441
Long-term debt                                        6,695       6,226       5,707       5,703       5,703       5,562       5,481
Shares subject to mandatory redemption                  277         277         277         277         277           0           0
Payables under securities loaned transactions        28,662      28,132      28,045      27,083      24,666      23,028      19,566
Other                                                22,668      22,010      22,250      21,052      20,547      21,861      18,694
Separate account liabilities                         81,181      79,747      78,336      75,756      69,998      67,460      60,620
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                                    323,204     316,614     314,664     305,692     294,078     288,921     268,606
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
Company-obligated mandatorily redeemable
     capital securities                                   0           0           0           0           0         277         277
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------

EQUITY

Common stock, at par value                                8           8           8           8           8           8           8
Capital in excess of par value                       15,027      15,013      15,001      14,991      14,960      14,956      14,952
Retained earnings                                     6,440       5,745       4,791       4,193       3,667       3,093       3,169
Treasury stock                                       (1,294)     (1,085)       (896)       (835)       (739)       (740)     (2,402)
Accumulated other comprehensive income                2,794       1,717       3,444       2,792       3,009       3,306       2,312
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                                     22,975      21,398      22,348      21,149      20,905      20,623      18,039
                                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                                  $ 346,179   $ 338,012   $ 337,012   $ 326,841   $ 314,983   $ 309,821   $ 286,922
                                                  =========   =========   =========   =========   =========   =========   =========

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited (Dollars in millions)              2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                     $5,736       $5,331       $5,367       $5,679        $5,079       $5,083        $4,832
Universal life and investment-type
  product policy fees                           738          726          679          698           623          603           572
Investment income, net                        3,108        3,157        3,001        3,070         2,914        2,889         2,899
Other revenues                                  341          356          353          354           335          355           298
                                         -------------------------------------------------------------------------------------------
                                              9,923        9,570        9,400        9,801         8,951        8,930         8,601
                                         -------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends           6,318        5,913        5,928        6,244         5,651        5,472         5,456
Interest credited to policyholder
  account balances                              739          743          738          760           767          761           747
Interest expense                                113          109           99          109           104          112           116
Other expenses                                1,869        1,802        1,762        1,897         1,585        1,732         1,637
                                         -------------------------------------------------------------------------------------------
                                              9,039        8,567        8,527        9,010         8,107        8,077         7,956
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision for
  income taxes                                  884        1,003          873          791           844          853           645
Provision for income taxes                      263          223          274          226           228          233           199
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $621 (4)     $780 (5)     $599 (6)     $565          $616 (7)     $620 (8)      $446
                                         ===========================================================================================


NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                             $621         $780         $599         $565          $616         $620          $446
  Net investment gains (losses)                 178          157          123          139          (151)         (54)         (170)
  Minority interest - net investment
    gains (losses)                                2           (8)          (8)          (9)           (2)          (2)            4
  Net investment gains (losses) tax
    benefit (provision)                         (62)         (47)         (39)         (58)           85           16            57
                                         -------------------------------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                  118          102           76           72           (68)         (40)         (109)
  Adjustments related to policyholder
    benefits and dividends                      (74)         116           31          132            29           (5)           28
  Adjustments related to other expenses           6           (5)         (17)           6            10            5            10
  Adjustments related to tax benefit
    (provision)                                  24          (39)          (5)         (48)          (13)           0           (13)
                                         -------------------------------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes           (44)          72            9           90            26            0            25
Cumulative effect of a change in
  accounting, net of income taxes(1)(3)           0            0          (86)         (26)            0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                     $695         $954 (5)     $598 (6)     $701          $574         $580          $362
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                         September 30,  June 30,    December 31, September 30,   June 30,
Unaudited (Dollars in millions)              2004         2004         2003         2003          2003
------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                    $16,434      $10,698      $20,673      $14,994        $9,915
Universal life and investment-type
  product policy fees                         2,143        1,405        2,496        1,798         1,175
Investment income, net                        9,266        6,158       11,772        8,702         5,788
Other revenues                                1,050          709        1,342          988           653
                                         -------------------------------------------------------------------
                                             28,893       18,970       36,283       26,482        17,531
                                         -------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends          18,159       11,841       22,823       16,579        10,928
Interest credited to policyholder
  account balances                            2,220        1,481        3,035        2,275         1,508
Interest expense                                321          208          441          332           228
Other expenses                                5,433        3,564        6,851        4,954         3,369
                                         -------------------------------------------------------------------
                                             26,133       17,094       33,150       24,140        16,033
                                         -------------------------------------------------------------------

Operating earnings before provision for
  income taxes                                2,760        1,876        3,133        2,342         1,498
Provision for income taxes                      760          497          886          660           432
                                         -------------------------------------------------------------------
OPERATING EARNINGS                           $2,000 (4)   $1,379 (5)   $2,247       $1,682 (7)    $1,066 (8)
                                         ===================================================================


NET INCOME RECONCILIATION (2)
-----------------------------
Operating earnings                           $2,000       $1,379       $2,247       $1,682        $1,066
  Net investment gains (losses)                 458          280         (236)        (375)         (224)
  Minority interest - net investment
    gains (losses)                              (14)         (16)          (9)           0             2
  Net investment gains (losses) tax
    benefit (provision)                        (148)         (86)         100          158            73
                                         -------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                  296          178         (145)        (217)         (149)
  Adjustments related to policyholder
    benefits and dividends                       73          147          184           52            23
  Adjustments related to other expenses         (16)         (22)          31           25            15
  Adjustments related to tax benefit
    (provision)                                 (20)         (44)         (74)         (26)          (13)
                                         -------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes            37           81          141           51            25
Cumulative effect of a change in
  accounting, net of income taxes(1)(3)         (86)         (86)         (26)           0             0
                                         -------------------------------------------------------------------
Net income                                   $2,247       $1,552 (5)   $2,217       $1,516          $942
                                         ===================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $72 million benefit in accordance with the SOP 03-1 Technical Practice Aid. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives:
      Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit, from a revision of the estimate of income taxes for 2003.

(5) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit. Additionally, earnings for the three months ended June 30, 2004 was adjusted by a $7 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(6) Operating earnings and net income for the three months ended March 31, 2004 was adjusted by a $3 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(7) Operating earnings for the period ended September 30, 2003 includes a $28 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(8) Operating earnings for the period ended June 30, 2003 includes a $64 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
TOTAL COMPANY HEADCOUNT

                                                                                     As of
                                       ------------------------------------------------------------------------------------------
                                       September 30,    June 30,   March 31,   December 31,  September 30,   June 30,   March 31,
                                           2004          2004        2004          2003          2003          2003       2003
---------------------------------------------------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT (1)(2)

DOMESTIC
  SALES
    Individual                             11,034        11,045     10,994        11,196        11,590        11,954     12,035
    Institutional                             779           794        786           789           797           804        730
    Auto & Home                                80            88         88            79            77            78         83
    Asset Management                           72            77         66            69            68            69         72
                                       ------------------------------------------------------------------------------------------
    Total domestic sales                   11,965        12,004     11,934        12,133        12,532        12,905     12,920

  OTHER THAN SALES
    Individual                              4,551         4,523      4,481         4,535         4,628         4,667      4,745
    Institutional                           5,994         5,787      5,671         5,579         5,498         5,584      5,591
    Auto & Home                             3,388         3,348      3,365         3,376         3,424         3,422      3,450
    Reinsurance                               713           706        682           656           642           637        630
    Asset Management                          861           861        870           960           989           996        992
    Operations                              1,991         2,002      2,019         2,030         1,987         1,926      1,944
    Technology                              3,531         3,535      3,534         3,431         3,427         3,457      3,500
    Corporate                               3,703         3,653      3,638         3,538         3,551         3,503      3,535
                                       ------------------------------------------------------------------------------------------
    Total domestic other than sales        24,732        24,415     24,260        24,105        24,146        24,192     24,387
                                       ------------------------------------------------------------------------------------------
  TOTAL DOMESTIC HEADCOUNT                 36,697        36,419     36,194        36,238        36,678        37,097     37,307
                                       ------------------------------------------------------------------------------------------


INTERNATIONAL
  SALES
    Professional sales                      3,222         1,810      1,602         1,602         1,240         1,240      1,146
    Other                                  10,240        10,521      9,707         8,808         8,048         7,932      7,894
  Other than sales                          3,001         2,874      2,762         2,837         2,821         2,789      2,761
                                       ------------------------------------------------------------------------------------------
  TOTAL INTERNATIONAL HEADCOUNT            16,463        15,205     14,071        13,247        12,109        11,961     11,801

                                       ------------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT                    53,160        51,624     50,265        49,485        48,787        49,058     49,108
                                       ==========================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) In July 2004, the Client Service organization moved from Operations to Individual.

                                                                  [METLIFE LOGO]


METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT SEPTEMBER 30, 2004

                                                             Insurance    Reinsurance      Asset     Corporate, Other
Unaudited (Dollars in millions)              Consolidated   Operations    Operations    Management   & Eliminations
-------------------------------              ------------   ----------    ----------    ----------   --------------
ASSETS

Total investments                              $ 230,405     $ 201,212     $  10,250    $     255    $  18,688
Deferred policy acquisition costs                 13,920        11,435         2,486            0           (1)
Goodwill and other intangible assets                 643           520            99           18            6
Other                                             20,030        16,116         1,232          134        2,548
Separate account assets                           81,181        81,180            13            0          (12)
                                               ---------     ---------     ---------    ---------    ---------
                                               $ 346,179     $ 310,463     $  14,080    $     407    $  21,229
                                               =========     =========     =========    =========    =========

LIABILITIES AND EQUITY
LIABILITIES

Future policy benefits                         $ 100,357     $  97,566     $   4,218    $       0    ($  1,427)
Policyholder account balances                     81,798        77,061         5,018            0         (281)
Debt                                               8,261           662           402           31        7,166
Shares subject to mandatory redemption               277            (1)          158            0          120
Payables under securities loaned transactions     28,662        22,245             0            0        6,417
Other                                             22,668        14,190         3,425           49        5,004
Separate account liabilities                      81,181        81,178            13            0          (10)
                                               ---------     ---------     ---------    ---------    ---------
                                                 323,204       292,901        13,234           80       16,989


EQUITY

Common stock, at par value                             8             0             0            0            8
Allocated equity (1)                              21,467        15,203           703          322        5,239
Treasury stock                                    (1,294)            0             0            0       (1,294)
Accumulated other comprehensive income             2,794         2,359           143            5          287
                                               ---------     ---------     ---------    ---------    ---------
                                                  22,975        17,562           846          327        4,240
                                               ---------     ---------     ---------    ---------    ---------
                                               $ 346,179     $ 310,463     $  14,080    $     407    $  21,229
                                               =========     =========     =========    =========    =========

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004

                                                                         Insurance     Reinsurance      Asset       Corporate, Other
Unaudited (Dollars in millions)                         Consolidated    Operations      Operations    Management     & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $5,736          $4,919            $822          $0                 ($5)
Universal life and investment-type product policy fees         738             736               0           0                   2
Investment income, net                                       3,108           2,834             144          18                 112
Other revenues                                                 341             271              14          49                   7
                                                        ----------------------------------------------------------------------------
                                                             9,923           8,760             980          67                 116
                                                        ----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          6,318           5,642             675           0                   1
Interest credited to policyholder account balances             739             691              48           0                   0
Capitalization of deferred policy acquisition costs           (751)           (557)           (194)          0                   0
Amortization of deferred policy acquisition costs              482             381             101           0                   1
Other expenses                                               2,251           1,746             327          55                 123
                                                        ----------------------------------------------------------------------------
                                                             9,039           7,903             957          55                 123
                                                        ----------------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                             884             857              23          12                  (7)
Provision (benefit) for income taxes                           263             283               9           5                 (33)
                                                        ----------------------------------------------------------------------------
OPERATING EARNINGS                                            $621            $574             $14          $7                 $26
                                                        ============================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                            $621            $574             $14          $7                 $26
  Net investment gains (losses)                                178             212             (17)          0                 (17)
  Minority interest - net investment gains (losses)              2               0               2           0                   0
  Net investment gains (losses) tax benefit
    (provision)                                                (62)            (71)              6           0                   3
                                                        ----------------------------------------------------------------------------
Net investment gains (losses), net of income taxes             118             141              (9)          0                 (14)
  Adjustments related to policyholder benefits and
    dividends                                                  (74)            (74)              0           0                   0
  Adjustments related to other expenses                          6              (8)             14           0                   0
  Adjustments related to tax benefit (provision)                24              28              (5)          0                   1
                                                        ----------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
   net of income taxes                                         (44)            (54)              9           0                   1
Cumulative effect of a change in accounting, net of
  income taxes                                                   0               0               0           0                   0
                                                        ----------------------------------------------------------------------------
Net income                                                    $695            $661             $14          $7                 $13
                                                        ============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

                                                                         Insurance     Reinsurance      Asset       Corporate, Other
Unaudited (Dollars in millions)                         Consolidated    Operations      Operations    Management     & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $5,079          $4,504            $579          $0                 ($4)
Universal life and investment-type product policy fees         623             623               0           0                   0
Investment income, net                                       2,914           2,711             122          17                  64
Other revenues                                                 335             270              11          36                  18
                                                        ----------------------------------------------------------------------------
                                                             8,951           8,108             712          53                  78
                                                        ----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          5,651           5,179             470           0                   2
Interest credited to policyholder account balances             767             720              47           0                   0
Capitalization of deferred policy acquisition costs           (683)           (517)           (166)          0                   0
Amortization of deferred policy acquisition costs              415             339              76           0                   0
Other expenses                                               1,957           1,605             258          47                  47
                                                        ----------------------------------------------------------------------------
                                                             8,107           7,326             685          47                  49
                                                        ----------------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                             844             782              27           6                  29
Provision (benefit) for income taxes                           228             268               9           2                 (51)
                                                        ----------------------------------------------------------------------------
OPERATING EARNINGS                                            $616            $514             $18          $4                 $80
                                                        ============================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                            $616            $514             $18          $4                 $80
  Net investment gains (losses)                               (151)           (126)              5           2                 (32)
  Minority interest - net investment gains (losses)             (2)              0              (2)          0                   0
  Net investment gains (losses) tax benefit
    (provision)                                                 85              63              (2)          0                  24
                                                        ----------------------------------------------------------------------------
Net investment gains (losses), net of income taxes             (68)            (63)              1           2                  (8)
  Adjustments related to policyholder benefits
    and dividends                                               29              29               0           0                   0
  Adjustments related to other expenses                         10              10               0           0                   0
  Adjustments related to tax benefit (provision)               (13)            (14)              0           0                   1
                                                        ----------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
   net of income taxes                                          26              25               0           0                   1
Cumulative effect of a change in accounting, net of
  income taxes                                                   0               0               0           0                   0
                                                        ----------------------------------------------------------------------------
Net income                                                    $574            $476             $19          $6                 $73
                                                        ============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                                         Insurance     Reinsurance      Asset       Corporate, Other
Unaudited (Dollars in millions)                         Consolidated    Operations      Operations    Management     & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $16,434         $13,999          $2,445          $0                ($10)
Universal life and investment-type product policy fees       2,143           2,141               0           0                   2
Investment income, net                                       9,266           8,478             410          54                 324
Other revenues                                               1,050             840              41         162                   7
                                                        ----------------------------------------------------------------------------
                                                            28,893          25,458           2,896         216                 323
                                                        ----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         18,159          16,169           1,985           0                   5
Interest credited to policyholder account balances           2,220           2,069             151           0                   0
Capitalization of deferred policy acquisition costs         (2,368)         (1,739)           (629)          0                   0
Amortization of deferred policy acquisition costs            1,401           1,067             334           0                   1
Other expenses                                               6,721           5,195             969         169                 388
                                                        ----------------------------------------------------------------------------
                                                            26,133          22,761           2,810         169                 392
                                                        ----------------------------------------------------------------------------

Operating earnings before provision (benefit) for
  income taxes                                               2,760           2,697              86          47                 (70)
Provision (benefit) for income taxes                           760             883              31          19                (173)
                                                        ----------------------------------------------------------------------------
OPERATING EARNINGS                                          $2,000          $1,814             $55         $28                $103
                                                        ============================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                          $2,000          $1,814             $55         $28                $103
  Net investment gains (losses)                                458             352              36           0                  70
  Minority interest - net investment gains (losses)            (14)              0             (14)          0                   0
  Net investment gains (losses) tax benefit
    (provision)                                               (148)           (111)             (7)          0                 (30)
                                                        ----------------------------------------------------------------------------
Net investment gains (losses), net of income taxes             296             241              15           0                  40
  Adjustments related to policyholder benefits and
    dividends                                                   73              73               0           0                   0
  Adjustments related to other expenses                        (16)            (13)             (3)          0                   0
  Adjustments related to tax benefit (provision)               (20)            (22)              1           0                   1
                                                        ----------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
  net of income taxes                                           37              38              (2)          0                   1
Cumulative effect of a change in accounting, net of
  income taxes (2)                                             (86)            (90)              5           0                  (1)
                                                        ----------------------------------------------------------------------------
Net income                                                  $2,247          $2,003             $73         $28                $143
                                                        ============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended September 30, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                                         Insurance     Reinsurance      Asset       Corporate, Other
Unaudited (Dollars in millions)                         Consolidated    Operations      Operations    Management     & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $14,994         $13,288          $1,719          $0                ($13)
Universal life and investment-type product policy fees       1,798           1,798               0           0                   0
Investment income, net                                       8,702           8,125             353          49                 175
Other revenues                                                 988             806              35         102                  45
                                                        ----------------------------------------------------------------------------
                                                            26,482          24,017           2,107         151                 207
                                                        ----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         16,579          15,206           1,369           0                   4
Interest credited to policyholder account balances           2,275           2,140             135           0                   0
Capitalization of deferred policy acquisition costs         (1,951)         (1,495)           (456)          0                   0
Amortization of deferred policy acquisition costs            1,318           1,098             220           0                   0
Other expenses                                               5,919           4,845             752         134                 188
                                                        ----------------------------------------------------------------------------
                                                            24,140          21,794           2,020         134                 192
                                                        ----------------------------------------------------------------------------

Operating earnings before provision (benefit) for
  income taxes                                               2,342           2,223              87          17                  15
Provision (benefit) for income taxes                           660             717              30           7                 (94)
                                                        ----------------------------------------------------------------------------
OPERATING EARNINGS                                          $1,682          $1,506             $57         $10                $109
                                                        ============================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                          $1,682          $1,506             $57         $10                $109
  Net investment gains (losses)                               (375)           (290)              6          10                (101)
  Minority interest - net investment gains (losses)              0               0               0           0                   0
  Net investment gains (losses) tax benefit
    (provision)                                                158             118              (2)         (3)                 45
                                                        ----------------------------------------------------------------------------
Net investment gains (losses), net of income taxes            (217)           (172)              4           7                 (56)
  Adjustments related to policyholder benefits and
    dividends                                                   52              52               0           0                   0
  Adjustments related to other expenses                         25              25               0           0                   0
  Adjustments related to tax benefit (provision)               (26)            (27)              0           0                   1
                                                        ----------------------------------------------------------------------------
Adjustments related to net investment gains (losses),
  net of income taxes                                           51              50               0           0                   1
Cumulative effect of a change in accounting, net of
  income taxes                                                   0               0               0           0                   0
                                                        ----------------------------------------------------------------------------
Net income                                                  $1,516          $1,384             $61         $17                 $54
                                                        ============================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited (Dollars in millions)              2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                     $4,919       $4,528       $4,552       $4,735        $4,504       $4,500        $4,284
Universal life and investment-type
  product policy fees                           736          726          679          698           623          603           572
Investment income, net                        2,834        2,858        2,786        2,856         2,711        2,710         2,704
Other revenues                                  271          275          294          305           270          291           245
                                         -------------------------------------------------------------------------------------------
                                              8,760        8,387        8,311        8,594         8,108        8,104         7,805
                                         -------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends           5,642        5,260        5,267        5,456         5,179        5,006         5,021
Interest credited to policyholder
  account balances                              691          691          687          711           720          716           704
Capitalization of deferred policy
  acquisition costs                            (557)        (648)        (534)        (531)         (517)        (502)         (476)
Amortization of deferred policy
  acquisition costs                             381          350          336          349           339          415           344
Other expenses                                1,746        1,777        1,672        1,813         1,605        1,684         1,556
                                         -------------------------------------------------------------------------------------------
                                              7,903        7,430        7,428        7,798         7,326        7,319         7,149
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              857          957          883          796           782          785           656
Provision for income taxes                      283          311          289          259           268          230           219
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $574         $646 (4)     $594 (5)     $537          $514         $555 (6)      $437
                                         ===========================================================================================


NET INCOME RECONCILIATION (2)
---------------------------------
Operating earnings                             $574         $646         $594         $537          $514         $555          $437
  Net investment gains (losses)                 212           42           98         (305)         (126)         (23)         (141)
  Minority interest - net investment
    gains (losses)                                0            0            0            0             0            0             0
  Net investment gains (losses) tax
    benefit (provision)                         (71)          (7)         (33)         104            63            6            49
                                         -------------------------------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                  141           35           65         (201)          (63)         (17)          (92)
  Adjustments related to policyholder
    benefits and dividends                      (74)         116           31          178            29           (5)           28
  Adjustments related to other
    expenses                                     (8)           8          (13)           8            10            5            10
  Adjustments related to tax benefit
    (provision)                                  28          (44)          (6)         (65)          (14)          (1)          (12)
                                         -------------------------------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes           (54)          80           12          121            25           (1)           26
Cumulative effect of a change in
  accounting, net of income taxes (1)(3)          0            0          (90)         (26)            0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                     $661         $761 (4)     $581 (5)     $431          $476         $537          $371
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                         September 30,  June 30,    December 31,  September 30,   June 30,
Unaudited (Dollars in millions)              2004         2004         2003           2003          2003
------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                    $13,999       $9,080      $18,023      $13,288        $8,784
Universal life and investment-type
  product policy fees                         2,141        1,405        2,496        1,798         1,175
Investment income, net                        8,478        5,644       10,981        8,125         5,414
Other revenues                                  840          569        1,111          806           536
                                         -------------------------------------------------------------------
                                             25,458       16,698       32,611       24,017        15,909
                                         -------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends          16,169       10,527       20,662       15,206        10,027
Interest credited to policyholder
  account balances                            2,069        1,378        2,851        2,140         1,420
Capitalization of deferred policy
  acquisition costs                          (1,739)      (1,182)      (2,026)      (1,495)         (978)
Amortization of deferred policy
  acquisition costs                           1,067          686        1,447        1,098           759
Other expenses                                5,195        3,449        6,658        4,845         3,240
                                         -------------------------------------------------------------------
                                             22,761       14,858       29,592       21,794        14,468
                                         -------------------------------------------------------------------

Operating earnings before provision
  for income taxes                            2,697        1,840        3,019        2,223         1,441
Provision for income taxes                      883          600          976          717           449
                                         -------------------------------------------------------------------
OPERATING EARNINGS                           $1,814       $1,240 (4)   $2,043       $1,506          $992 (6)
                                         ===================================================================


NET INCOME RECONCILIATION (2)
---------------------------------
Operating earnings                           $1,814       $1,240       $2,043       $1,506          $992
  Net investment gains (losses)                 352          140         (595)        (290)         (164)
  Minority interest - net investment
    gains (losses)                                0            0            0            0             0
  Net investment gains (losses) tax
    benefit (provision)                        (111)         (40)         222          118            55
                                         -------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                  241          100         (373)        (172)         (109)
  Adjustments related to policyholder
    benefits and dividends                       73          147          230           52            23
  Adjustments related to other
    expenses                                    (13)          (5)          33           25            15
  Adjustments related to tax benefit
    (provision)                                 (22)         (50)         (92)         (27)          (13)
                                         -------------------------------------------------------------------
Adjustments related
  to net investment gains (losses),
  net of income taxes                            38           92          171           50            25
Cumulative effect of a change in
  accounting, net of income taxes (1)(3)        (90)         (90)         (26)           0             0
                                         -------------------------------------------------------------------
Net income                                   $2,003       $1,342 (4)   $1,815       $1,384          $908
                                         ===================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, and AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $70 million benefit in accordance with the SOP 03-1 Technical Practice Aid. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives:
      Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings and net income for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability. Additionally, earnings for the three months ended June 30, 2004 was adjusted by a $7 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(5) Operating earnings and net income for the three months ended March 31, 2004 was adjusted by a $3 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(6) Operating earnings for the period ended June 30, 2003 includes $62 million of earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2004

                                                                    Insurance    Institutional   Individual   Auto &   International
Unaudited (Dollars in millions)                                     Operations     Operations    Operations   Home       Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                $4,919         $2,711        $1,023     $740         $445
Universal life and investment-type product policy fees                     736            178           467        0           91
Investment income, net                                                   2,834          1,115         1,528       40          151
Other revenues                                                             271            152           109        8            2
                                                                    ----------------------------------------------------------------
                                                                         8,760          4,156         3,127      788          689
                                                                    ----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                      5,642          2,976         1,681      553          432
Interest credited to policyholder account balances                         691            242           412        0           37
Capitalization of deferred policy acquisition costs                       (557)           (69)         (268)    (117)        (103)
Amortization of deferred policy acquisition costs                          381             29           210      110           32
Other expenses                                                           1,746            534           789      201          222
                                                                    ----------------------------------------------------------------
                                                                         7,903          3,712         2,824      747          620
                                                                    ----------------------------------------------------------------

Operating earnings before provision for income taxes                       857            444           303       41           69
Provision for income taxes                                                 283            150           102        7           24
                                                                    ----------------------------------------------------------------
OPERATING EARNINGS                                                        $574           $294          $201      $34          $45
                                                                    ================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                                        $574           $294          $201      $34          $45
  Net investment gains (losses)                                            212            105           105       (1)           3
  Minority interest - net investment gains (losses)                          0              0             0        0            0
  Net investment gains (losses) tax benefit (provision)                    (71)           (33)          (37)       0           (1)
                                                                    ----------------------------------------------------------------
Net investment gains (losses), net of income taxes                         141             72            68       (1)           2
  Adjustments related to policyholder benefits and dividends               (74)           (35)          (25)       0          (14)
  Adjustments related to other expenses                                     (8)             0            (8)       0            0
  Adjustments related to tax benefit (provision)                            28             11            12        0            5
                                                                    ----------------------------------------------------------------
Adjustments related to net investment gains (losses),
  net of income taxes                                                      (54)           (24)          (21)       0           (9)
Cumulative effect of a change in accounting, net of income taxes             0              0             0        0            0
                                                                    ----------------------------------------------------------------
Net income                                                                $661           $342          $248      $33          $38
                                                                    ================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

                                                                    Insurance    Institutional   Individual   Auto &   International
Unaudited (Dollars in millions)                                     Operations     Operations    Operations   Home       Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                $4,504         $2,260        $1,064     $735         $445
Universal life and investment-type product policy fees                     623            167           386        0           70
Investment income, net                                                   2,711          1,003         1,550       39          119
Other revenues                                                             270            144            96       10           20
                                                                    ----------------------------------------------------------------
                                                                         8,108          3,574         3,096      784          654
                                                                    ----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                      5,179          2,523         1,703      543          410
Interest credited to policyholder account balances                         720            234           452        0           34
Capitalization of deferred policy acquisition costs                       (517)           (53)         (280)    (112)         (72)
Amortization of deferred policy acquisition costs                          339             30           162      106           41
Other expenses                                                           1,605            430           795      193          187
                                                                    ----------------------------------------------------------------
                                                                         7,326          3,164         2,832      730          600
                                                                    ----------------------------------------------------------------

Operating earnings before provision for income taxes                       782            410           264       54           54
Provision for income taxes                                                 268            146            93       12           17
                                                                    ----------------------------------------------------------------
OPERATING EARNINGS                                                        $514           $264          $171      $42          $37
                                                                    ================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                                        $514           $264          $171      $42          $37
  Net investment gains (losses)                                           (126)           (59)          (77)       2            8
  Minority interest - net investment gains (losses)                          0              0             0        0            0
  Net investment gains (losses) tax benefit (provision)                     63             23            35       (1)           6
                                                                    ----------------------------------------------------------------
Net investment gains (losses), net of income taxes                         (63)           (36)          (42)       1           14
  Adjustments related to policyholder benefits and dividends                29              0            29        0            0
  Adjustments related to other expenses                                     10              0            10        0            0
  Adjustments related to tax benefit (provision)                           (14)             0           (14)       0            0
                                                                    ----------------------------------------------------------------
Adjustments related to net investment gains (losses),
  net of income taxes                                                       25              0            25        0            0
Cumulative effect of a change in accounting, net of income taxes             0              0             0        0            0
                                                                    ----------------------------------------------------------------
Net income                                                                $476           $228          $154      $43          $51
                                                                    ================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                                    Insurance    Institutional   Individual   Auto &   International
Unaudited (Dollars in millions)                                     Operations     Operations    Operations   Home       Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $13,999         $7,518        $3,008   $2,211       $1,262
Universal life and investment-type product policy fees                   2,141            536         1,345        0          260
Investment income, net                                                   8,478          3,339         4,598      130          411
Other revenues                                                             840            471           332       23           14
                                                                    ----------------------------------------------------------------
                                                                        25,458         11,864         9,283    2,364        1,947
                                                                    ----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                     16,169          8,374         4,978    1,584        1,233
Interest credited to policyholder account balances                       2,069            701         1,262        0          106
Capitalization of deferred policy acquisition costs                     (1,739)          (272)         (859)    (341)        (267)
Amortization of deferred policy acquisition costs                        1,067             86           546      336           99
Other expenses                                                           5,195          1,571         2,446      590          588
                                                                    ----------------------------------------------------------------
                                                                        22,761         10,460         8,373    2,169        1,759
                                                                    ----------------------------------------------------------------

Operating earnings before provision for income taxes                     2,697          1,404           910      195          188
Provision for income taxes                                                 883            476           305       44           58
                                                                    ----------------------------------------------------------------
OPERATING EARNINGS                                                      $1,814           $928          $605     $151         $130
                                                                    ================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                                      $1,814           $928          $605     $151         $130
  Net investment gains (losses)                                            352            223           108       (6)          27
  Minority interest - net investment gains (losses)                          0              0             0        0            0
  Net investment gains (losses) tax benefit (provision)                   (111)           (78)          (27)       2           (8)
                                                                    ----------------------------------------------------------------
Net investment gains (losses), net of income taxes                         241            145            81       (4)          19
  Adjustments related to policyholder benefits and dividends                73             26             9        0           38
  Adjustments related to other expenses                                    (13)             0           (13)       0            0
  Adjustments related to tax benefit (provision)                           (22)           (10)            1        0          (13)
                                                                    ----------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes                                                              38             16            (3)       0           25
Cumulative effect of a change in accounting, net of income
  taxes (2)                                                                (90)           (60)            0        0          (30)
                                                                    ----------------------------------------------------------------
Net income                                                              $2,003         $1,029          $683     $147         $144
                                                                    ================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended September 30, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                                    Insurance    Institutional   Individual   Auto &   International
Unaudited (Dollars in millions)                                     Operations     Operations    Operations   Home       Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $13,288         $6,730        $3,160   $2,168       $1,230
Universal life and investment-type product policy fees                   1,798            482         1,124        0          192
Investment income, net                                                   8,125          2,991         4,642      119          373
Other revenues                                                             806            438           291       23           54
                                                                    ----------------------------------------------------------------
                                                                        24,017         10,641         9,217    2,310        1,849
                                                                    ----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                     15,206          7,501         5,020    1,604        1,081
Interest credited to policyholder account balances                       2,140            686         1,347        0          107
Capitalization of deferred policy acquisition costs                     (1,495)          (144)         (820)    (334)        (197)
Amortization of deferred policy acquisition costs                        1,098             74           544      328          152
Other expenses                                                           4,845          1,369         2,381      578          517
                                                                    ----------------------------------------------------------------
                                                                        21,794          9,486         8,472    2,176        1,660
                                                                    ----------------------------------------------------------------

Operating earnings before provision (benefit) for income taxes           2,223          1,155           745      134          189
Provision (benefit) for income taxes                                       717            412           263       20           22
                                                                    ----------------------------------------------------------------
OPERATING EARNINGS                                                      $1,506           $743          $482     $114         $167
                                                                    ================================================================


NET INCOME RECONCILIATION (1)
---------------------------------
Operating earnings                                                      $1,506           $743          $482     $114         $167
  Net investment gains (losses)                                           (290)          (138)         (155)      (4)           7
  Minority interest - net investment gains (losses)                          0              0             0        0            0
  Net investment gains (losses) tax benefit (provision)                    118             52            62        1            3
                                                                    ----------------------------------------------------------------
Net investment gains (losses), net of income taxes                        (172)           (86)          (93)      (3)          10
  Adjustments related to policyholder benefits and dividends                52              0            52        0            0
  Adjustments related to other expenses                                     25              0            25        0            0
  Adjustments related to tax benefit (provision)                           (27)             0           (27)       0            0
                                                                    ----------------------------------------------------------------
Adjustments related to net investment gains (losses), net of
  income taxes                                                              50              0            50        0            0
Cumulative effect of a change in accounting, net of income taxes             0              0             0        0            0
                                                                    ----------------------------------------------------------------
Net income                                                              $1,384           $657          $439     $111         $177
                                                                    ================================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

SUMMARY OF SEGMENT OPERATING EARNINGS (1)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited (Dollars in millions)              2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS                       $294         $317         $317         $277          $264         $260          $219

INDIVIDUAL OPERATIONS                           201          217          187          173           171          151           160

AUTO & HOME OPERATIONS                           34           71           46           53            42           42            30

INTERNATIONAL OPERATIONS                         45           41           44           34            37          102            28

REINSURANCE OPERATIONS                           14           23           18           20            18           19            20

ASSET MANAGEMENT OPERATIONS                       7           16            5            6             4            5             1

CORPORATE, OTHER & ELIMINATIONS                  26           95          (18)           2            80           41           (12)
                                         -------------------------------------------------------------------------------------------
CONSOLIDATED                                   $621 (2)     $780 (3)     $599 (4)     $565          $616 (5)     $620 (6)      $446
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                         September 30,  June 30,    December 31, September 30,   June 30,
Unaudited (Dollars in millions)              2004         2004         2003         2003          2003
------------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS                       $928         $634       $1,020         $743          $479

INDIVIDUAL OPERATIONS                           605          404          655          482           311

AUTO & HOME OPERATIONS                          151          117          167          114            72

INTERNATIONAL OPERATIONS                        130           85          201          167           130

REINSURANCE OPERATIONS                           55           41           77           57            39

ASSET MANAGEMENT OPERATIONS                      28           21           16           10             6

CORPORATE, OTHER & ELIMINATIONS                 103           77          111          109            29
                                         -------------------------------------------------------------------
CONSOLIDATED                                 $2,000 (2)   $1,379 (3)   $2,247       $1,682 (5)    $1,066 (6)
                                         ===================================================================

(1) A reconciliation of operating earnings to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 17;
      (ii) Individual Operations, page 25; (iii) Auto & Home Operations, page 35; (iv) International Operations, page 40; (v) Reinsurance Operations, page 41; and (vi) Asset Management Operations, page 43, and for Corporate, Other and Eliminations, on page 45. A reconciliation of operating earnings to net income for MetLife, Inc., Consolidated, appears on Page 4.

(2) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit, from a revision of the estimate of income taxes for 2003.

(3) Operating earnings and net income for the three months ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company, a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability and a $105 million benefit related to a previously disclosed resolution of an IRS audit. Additionally, earnings for the three months ended June 30, 2004 was adjusted by a $7 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(4) Operating earnings and net income for the three months ended March 31, 2004 was adjusted by a $3 million benefit, net of income taxes, as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(5) Operating earnings for the period ended September 30, 2003 includes a $28 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(6) Operating earnings for the period ended June 30, 2003 includes a $64 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Institutional Operations                     2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                     $2,711       $2,382       $2,425       $2,363        $2,260       $2,334        $2,136
Universal life and investment-type
  product policy fees                           178          187          171          153           167          154           161
Investment income, net                        1,115        1,128        1,096        1,103         1,003        1,009           979
Other revenues                                  152          155          164          154           144          152           142
                                         -------------------------------------------------------------------------------------------
                                              4,156        3,852        3,856        3,773         3,574        3,649         3,418
                                         -------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends           2,976        2,699        2,699        2,629         2,523        2,560         2,418
Interest credited to policyholder
  account balances                              242          232          227          229           234          228           224
Other expenses                                  494          440          451          485           407          456           436
                                         -------------------------------------------------------------------------------------------
                                              3,712        3,371        3,377        3,343         3,164        3,244         3,078
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision for
  income taxes                                  444          481          479          430           410          405           340
Provision for income taxes                      150          164          162          153           146          145           121
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $294         $317 (4)     $317         $277          $264         $260          $219
                                         ===========================================================================================


NET INCOME RECONCILIATION (2)
---------------------------------
Operating earnings                             $294         $317         $317         $277          $264         $260          $219
  Net investment gains (losses)                 105           18          100         (164)          (59)          (9)          (70)
  Minority interest - net investment
    gains (losses)                                0            0            0            0             0            0             0
  Net investment gains (losses) tax
    benefit (provision)                         (33)          (9)         (36)          47            23            3            26
                                         -------------------------------------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                   72            9           64         (117)          (36)          (6)          (44)
  Adjustments related to policyholder
    benefits and dividends                      (35)          78          (17)          89             0            0             0
  Adjustments related to other expenses           0            0            0            0             0            0             0
  Adjustments related to tax benefit
    (provision)                                  11          (27)           6          (31)            0            0             0
                                         -------------------------------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes           (24)          51          (11)          58             0            0             0
Cumulative effect of a change in
  accounting, net of income taxes (3)             0            0          (60)         (26)            0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                     $342         $377         $310         $192          $228         $254          $175
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         ----------------------------------------------------------------
                                         September 30,  June 30,    December 31, September 30,   June 30,
Institutional Operations                     2004         2004         2003         2003          2003
---------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                     $7,518       $4,807       $9,093       $6,730        $4,470
Universal life and investment-type
  product policy fees                           536          358          635          482           315
Investment income, net                        3,339        2,224        4,094        2,991         1,988
Other revenues                                  471          319          592          438           294
                                         ----------------------------------------------------------------
                                             11,864        7,708       14,414       10,641         7,067
                                         ----------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends           8,374        5,398       10,130        7,501         4,978
Interest credited to policyholder
  account balances                              701          459          915          686           452
Other expenses                                1,385          891        1,784        1,299           892
                                         ----------------------------------------------------------------
                                             10,460        6,748       12,829        9,486         6,322
                                         ----------------------------------------------------------------

Operating earnings before provision for
  income taxes                                1,404          960        1,585        1,155           745
Provision for income taxes                      476          326          565          412           266
                                         ----------------------------------------------------------------
OPERATING EARNINGS                             $928         $634 (4)   $1,020         $743          $479
                                         ================================================================


NET INCOME RECONCILIATION (2)
---------------------------------
Operating earnings                             $928         $634       $1,020         $743          $479
  Net investment gains (losses)                 223          118         (302)        (138)          (79)
  Minority interest - net investment
    gains (losses)                                0            0            0            0             0
  Net investment gains (losses) tax
    benefit (provision)                         (78)         (45)          99           52            29
                                         ----------------------------------------------------------------
Net investment gains (losses), net of
  income taxes                                  145           73         (203)         (86)          (50)
  Adjustments related to policyholder
    benefits and dividends                       26           61           89            0             0
  Adjustments related to other expenses           0            0            0            0             0
  Adjustments related to tax benefit
    (provision)                                 (10)         (21)         (31)           0             0
                                         ----------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes            16           40           58            0             0
Cumulative effect of a change in
  accounting, net of income taxes (3)           (60)         (60)         (26)           0             0
                                         ----------------------------------------------------------------
Net income                                   $1,029         $687         $849         $657          $429
                                         ================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by zero in accordance with the SOP 03-1 Technical Practice Aid. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Group Life                                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $1,271       $1,244       $1,282       $1,223        $1,167       $1,175        $1,163
Universal life and investment-type
  product policy fees                           178          187          171          153           167          154           161
Investment income, net                          250          269          259          271           262          248           242
Other revenues                                   10           13           19           18            17           13            16
                                         -------------------------------------------------------------------------------------------
                                              1,709        1,713        1,731        1,665         1,613        1,590         1,582
                                         -------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends           1,331        1,326        1,392        1,272         1,237        1,229         1,234
Interest credited to policyholder
  account balances                              100          101          100          100           113          104           106
Other expenses                                  126           88          123          138           116          133           121
                                         -------------------------------------------------------------------------------------------
                                              1,557        1,515        1,615        1,510         1,466        1,466         1,461
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision for
  income taxes                                  152          198          116          155           147          124           121
Provision for income taxes                       52           68           39           56            53           45            43
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $100         $130 (1)      $77          $99           $94          $79           $78
                                         -------------------------------------------------------------------------------------------


Net investment gains (losses), net of
  income taxes                                    4           (4)          17          (53)            3           (8)          (13)
Adjustments related to net
  investment gains (losses),
  net of income taxes                             0            0            0            0             0            0             0
Cumulative effect of a change in
  accounting, net of income taxes                 0            0            0            0             0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                     $104         $126          $94          $46           $97          $71           $65
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         ----------------------------------------------------------------
                                         September 30,  June 30,    December 31, September 30,   June 30,
Group Life                                   2004         2004         2003         2003          2003
---------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $3,797       $2,526       $4,728       $3,505        $2,338
Universal life and investment-type
  product policy fees                           536          358          635          482           315
Investment income, net                          778          528        1,023          752           490
Other revenues                                   42           32           64           46            29
                                         ----------------------------------------------------------------
                                              5,153        3,444        6,450        4,785         3,172
                                         ----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends           4,049        2,718        4,972        3,700         2,463
Interest credited to policyholder
  account balances                              301          201          423          323           210
Other expenses                                  337          211          508          370           254
                                         ----------------------------------------------------------------
                                              4,687        3,130        5,903        4,393         2,927
                                         ----------------------------------------------------------------

Operating earnings before provision for
  income taxes                                  466          314          547          392           245
Provision for income taxes                      159          107          197          141            88
                                         ----------------------------------------------------------------
OPERATING EARNINGS                             $307         $207 (1)     $350         $251          $157
                                         ----------------------------------------------------------------


Net investment gains (losses), net of
  income taxes                                   17           13          (71)         (18)          (21)
Adjustments related to net investment
  gains (losses), net of income taxes             0            0            0            0             0
Cumulative effect of a change in
  accounting, net of income taxes                 0            0            0            0             0
                                         ----------------------------------------------------------------
Net income                                     $324         $220         $279         $233          $136
                                         ================================================================

(1) Operating earnings for the period ended June 30, 2004 includes a $31 million benefit, net of income taxes, from a reduction of a previously established premium tax liability.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Retirement & Savings                         2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                       $504         $225         $265         $305          $289         $351          $174
Universal life and investment-type
  product policy fees                             0            0            0            0             0            0             0
Investment income, net                          750          736          730          732           653          674           642
Other revenues                                   54           55           57           58            48           52            45
                                         -------------------------------------------------------------------------------------------
                                              1,308        1,016        1,052        1,095           990        1,077           861
                                         -------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends             868          598          589          682           641          681           531
Interest credited to policyholder
  account balances                              142          131          127          129           121          124           118
Other expenses                                   83           84           69           90            68           87            86
                                         -------------------------------------------------------------------------------------------
                                              1,093          813          785          901           830          892           735
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision for
  income taxes                                  215          203          267          194           160          185           126
Provision for income taxes                       71           68           89           69            56           65            44
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $144         $135         $178         $125          $104         $120           $82
                                         -------------------------------------------------------------------------------------------


Net investment gains (losses), net of
  income taxes                                   49           28           32          (58)          (48)           2           (25)
Adjustments related to net investment
  gains (losses), net of income taxes            (3)          20            0           58             0            0             0
Cumulative effect of a change in
  accounting, net of income taxes (2)             0            0          (40)         (26)            0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                     $190         $183         $170          $99           $56         $122           $57
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         ----------------------------------------------------------------
                                         September 30,  June 30,    December 31, September 30,   June 30,
Retirement & Savings                         2004         2004         2003         2003          2003
---------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                       $994         $490       $1,119         $814          $525
Universal life and investment-type
  product policy fees                             0            0            0            0             0
Investment income, net                        2,216        1,466        2,701        1,969         1,316
Other revenues                                  166          112          203          145            97
                                         ----------------------------------------------------------------
                                              3,376        2,068        4,023        2,928         1,938
                                         ----------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends           2,055        1,187        2,535        1,853         1,212
Interest credited to policyholder
  account balances                              400          258          492          363           242
Other expenses                                  236          153          331          241           173
                                         ----------------------------------------------------------------
                                              2,691        1,598        3,358        2,457         1,627
                                         ----------------------------------------------------------------

Operating earnings before provision for
  income taxes                                  685          470          665          471           311
Provision for income taxes                      228          157          234          165           109
                                         ----------------------------------------------------------------
OPERATING EARNINGS                             $457         $313         $431         $306          $202
                                         ----------------------------------------------------------------


Net investment gains (losses), net of
  income taxes                                  109           60         (129)         (71)          (23)
Adjustments related to net investment
  gains (losses), net of income taxes            17           20           58            0             0
Cumulative effect of a change in
  accounting, net of income taxes (2)           (40)         (40)         (26)           0             0
                                         ----------------------------------------------------------------
Net income                                     $543         $353         $334         $235          $179
                                         ================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by zero in accordance with the SOP 03-1 Technical Practice Aid. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Non-Medical Health & Other                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                       $936         $913         $878         $835          $804         $808          $799
Universal life and investment-type
  product policy fees                             0            0            0            0             0            0             0
Investment income, net                          115          123          107          100            88           87            95
Other revenues                                   88           87           88           78            79           87            81
                                         -------------------------------------------------------------------------------------------
                                              1,139        1,123        1,073        1,013           971          982           975
                                         -------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends             777          775          718          675           645          650           653
Interest credited to policyholder
  account balances                                0            0            0            0             0            0             0
Other expenses                                  285          268          259          257           223          236           229
                                         -------------------------------------------------------------------------------------------
                                              1,062        1,043          977          932           868          886           882
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                               77           80           96           81           103           96            93
Provision for income taxes                       27           28           34           28            37           35            34
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                              $50          $52          $62          $53           $66          $61           $59
                                         -------------------------------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                            19          (15)          15           (6)            9            0            (6)
Adjustments related to net investment
  gains (losses), net of income taxes           (21)          31          (11)           0             0            0             0
Cumulative effect of a change in
  accounting, net of income taxes (1)             0            0          (20)           0             0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                      $48          $68          $46          $47           $75          $61           $53
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -----------------------------------------------------------------
                                         September 30,  June 30,    December 31,  September 30,  June 30,
Non-Medical Health & Other                   2004         2004         2003           2003         2003
----------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $2,727       $1,791       $3,246       $2,411        $1,607
Universal life and investment-type
  product policy fees                             0            0            0            0             0
Investment income, net                          345          230          370          270           182
Other revenues                                  263          175          325          247           168
                                         -----------------------------------------------------------------
                                              3,335        2,196        3,941        2,928         1,957
                                         -----------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends           2,270        1,493        2,623        1,948         1,303
Interest credited to policyholder
  account balances                                0            0            0            0             0
Other expenses                                  812          527          945          688           465
                                         -----------------------------------------------------------------
                                              3,082        2,020        3,568        2,636         1,768
                                         -----------------------------------------------------------------

Operating earnings before provision
  for income taxes                              253          176          373          292           189
Provision for income taxes                       89           62          134          106            69
                                         -----------------------------------------------------------------
OPERATING EARNINGS                             $164         $114         $239         $186          $120
                                         -----------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                            19            0           (3)           3            (6)
Adjustments related to net investment
  gains (losses), net of income taxes            (1)          20            0            0             0
Cumulative effect of a change in
  accounting, net of income taxes (1)           (20)         (20)           0            0             0
                                         -----------------------------------------------------------------
Net income                                     $162         $114         $236         $189          $114
                                         =================================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by zero in accordance with the SOP 03-1 Technical Practice Aid.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited (Dollars in millions)              2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES
  BY PRODUCT

Group Life                                   $1,459       $1,444       $1,472       $1,394        $1,351       $1,342        $1,340
Retirement & Savings                            558          280          322          363           337          403           219
Non-Medical Health & Other                    1,024        1,000          966          913           883          895           880
                                         -------------------------------------------------------------------------------------------
Total Premiums, Fees and Other Revenues      $3,041       $2,724       $2,760       $2,670        $2,571       $2,640        $2,439
                                         ===========================================================================================

Group Disability (Included in
  Non-Medical Health & Other)                  $254         $250         $246         $237          $227         $238          $241





ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO
  (MORTALITY EXPERIENCE):
  Term Life                                    91.3%        93.3%        95.7%        91.4%         91.3%        92.0%         93.2%

INCURRED LOSS RATIO
  (MORBIDITY EXPERIENCE):
  Group Disability                             92.0%        92.7%        93.3%       102.7%         99.8%        95.1%         96.5%

------------------------------------------------------------------------------------------------------------------------------------

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)


FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Group Life                                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $14,834      $14,642      $14,678      $14,453       $14,189      $13,993       $13,756
Premiums and deposits                         2,543        2,621        2,719        2,935         2,728        2,676         2,877
Interest on reserves                            131          131          130          132           141          134           136
Surrenders and withdrawals                   (1,081)      (1,118)      (1,144)      (1,344)       (1,078)      (1,103)       (1,426)
Benefits and reserves                        (1,296)      (1,297)      (1,387)      (1,203)       (1,238)      (1,197)       (1,223)
Other                                          (172)        (145)        (354)        (295)         (289)        (314)         (127)
                                         -------------------------------------------------------------------------------------------
Balance, end of period                      $14,959      $14,834      $14,642      $14,678       $14,453      $14,189       $13,993
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Retirement & Savings                         2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $42,287      $42,634      $40,298      $40,191       $39,111      $36,206       $35,548
Premiums and deposits                         2,525        2,003        2,424        1,763         3,156        3,040         1,060
Interest on reserves                            567          551          542          537           526          526           518
Surrenders and withdrawals                   (1,361)        (928)      (1,222)      (1,330)       (1,396)      (1,113)         (602)
Benefits and reserves                          (504)        (470)        (468)        (468)         (471)        (521)         (465)
Other (1)                                       983       (1,503)       1,060         (395)         (735)         973           147
                                         -------------------------------------------------------------------------------------------
Balance, end of period                      $44,497      $42,287      $42,634      $40,298       $40,191      $39,111       $36,206
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Non-Medical Health & Other                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                 $6,407       $6,003       $4,708       $4,621        $4,552       $4,483        $4,396
Premiums and deposits                           846          831          795          762           727          728           736
Interest on reserves                             63           60           57           56            56           55            55
Surrenders and withdrawals                       27           25           24           16            17           24            12
Benefits and reserves                          (753)        (728)        (693)        (615)         (591)        (591)         (609)
Other (1)                                        11          216        1,112         (132)         (140)        (147)         (107)
                                         -------------------------------------------------------------------------------------------
Balance, end of period                       $6,601       $6,407       $6,003       $4,708        $4,621       $4,552        $4,483
                                         ===========================================================================================

SEPARATE ACCOUNT LIABILITIES

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Group Life                                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                 $8,066       $7,754       $7,045       $6,951        $6,953       $6,376        $6,011
Premiums and deposits                           182          156          160           85           298          169           299
Investment performance                          166          239          645          113            23          582           175
Surrenders and withdrawals                      (77)         (86)         (92)        (104)         (323)        (174)         (109)
Policy charges                                    0            0            0            0             0            0             0
Other                                             0            3           (4)           0             0            0             0
                                         -------------------------------------------------------------------------------------------
Balance, end of period                       $8,337       $8,066       $7,754       $7,045        $6,951       $6,953        $6,376
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Retirement & Savings                         2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $26,962      $27,376      $27,081      $26,570       $26,526      $25,105       $24,775
Premiums and deposits                           834          694        1,369        1,103           726        1,008           752
Investment performance                          732         (277)         802          661           206        1,481           393
Surrenders and withdrawals                     (818)        (842)      (1,262)      (1,235)         (874)      (1,050)         (793)
Policy charges                                  (19)         (20)         (21)         (18)          (14)         (18)          (22)
Other (1)                                       (25)          31         (593)           0             0            0             0
                                         -------------------------------------------------------------------------------------------
Balance, end of period                      $27,666      $26,962      $27,376      $27,081       $26,570      $26,526       $25,105
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Non-Medical Health & Other                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                   $160         $139       $1,505       $1,462        $1,348       $1,241        $1,150
Premiums and deposits                            89           82           84           73            76           80            63
Investment performance                           62           14           16           15            63           58            47
Surrenders and withdrawals                      (27)         (25)         (24)         (16)          (17)         (23)          (12)
Policy charges                                   (9)          (9)         (15)         (29)           (8)          (8)           (7)
Other (1)                                       (75)         (41)      (1,427)           0             0            0             0
                                         -------------------------------------------------------------------------------------------
Balance, end of period                         $200         $160         $139       $1,505        $1,462       $1,348        $1,241
                                         ===========================================================================================

(1) Beginning with the period ended March 31, 2004, the balances include liabilities recorded in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
EXPENSES BY MAJOR CATEGORY

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited (Dollars in millions)              2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                  $355         $361         $352         $370          $303         $327          $320
Pension and other post-retirement
  benefit costs                                  17           21           18           31            23           35            26
Premium taxes and other taxes,
  licenses and fees                              38          (11)          35           28            30           39            36
                                         -------------------------------------------------------------------------------------------

Subtotal Insurance Expenses                    $410         $371         $405         $429          $356         $401          $382

Commissions and other expenses                   84           69           46           56            51           55            54
                                         -------------------------------------------------------------------------------------------

Total Expenses                                 $494         $440         $451         $485          $407         $456          $436
                                         ===========================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Group Life                                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                        5.32%        5.87%        5.66%        6.11%         5.83%        5.57%         5.62%
Average crediting rate                         3.45%        3.44%        3.49%        3.56%         3.85%        3.72%         3.87%
                                         -------------------------------------------------------------------------------------------
    Spread                                     1.87%        2.43%        2.17%        2.55%         1.98%        1.85%         1.75%
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Retirement & Savings (1)                     2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                        6.85%        6.93%        7.06%        7.35%         6.82%        7.37%         7.22%
Average crediting rate                         5.29%        5.33%        5.42%        5.58%         5.62%        5.92%         6.05%
                                         -------------------------------------------------------------------------------------------
    Spread                                     1.56%        1.60%        1.64%        1.77%         1.20%        1.45%         1.17%
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Non-Medical Health & Other                   2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield                        6.86%        7.77%        6.96%        7.48%         6.49%        6.60%         7.27%
Average crediting rate                         5.43%        5.33%        5.35%        5.38%         5.43%        5.49%         5.52%
                                         -------------------------------------------------------------------------------------------
    Spread                                     1.43%        2.44%        1.61%        2.10%         1.06%        1.11%         1.75%
                                         ===========================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Individual Operations                        2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                     $1,023       $1,007         $978       $1,184        $1,064      $1,055         $1,041
Universal life and investment-type
  product policy fees                           467          453          425          465            386         378           360
Investment income, net                        1,528        1,549        1,521        1,585          1,550       1,529         1,563
Other revenues                                  109          106          117          116             96         109            86
                                         -------------------------------------------------------------------------------------------
                                              3,127        3,115        3,041        3,350          3,096       3,071         3,050
                                         -------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends           1,681        1,653        1,644        1,863          1,703       1,625         1,692
Interest credited to policyholder
  account balances                              412          427          423          446            452         452           443
Capitalization of deferred policy
  acquisition costs                            (268)        (298)        (293)        (279)          (280)       (280)         (260)
Amortization of deferred policy
  acquisition costs                             210          170          166          174            162         207           175
Other expenses                                  789          837          820          880            795         833           753
                                         -------------------------------------------------------------------------------------------
                                              2,824        2,789        2,760        3,084          2,832       2,837         2,803
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              303          326          281          266            264         234           247
Provision for income taxes                      102          109           94           93             93          83            87
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                             $201         $217 (4)     $187 (5)     $173           $171        $151 (6)      $160
                                         ===========================================================================================


NET INCOME RECONCILIATION (2)
---------------------------------
Operating earnings                             $201         $217         $187         $173           $171        $151          $160
  Net investment gains (losses)                 105           31          (28)        (130)           (77)        (11)          (67)
  Minority interest - net investment
    gains (losses)                                0            0            0            0              0           0             0
  Net investment gains (losses) tax
    benefit (provision)                         (37)           1            9           54             35           5            22
                                         -------------------------------------------------------------------------------------------
Net investment gains (losses), net
  of income taxes                                68           32          (19)         (76)           (42)         (6)          (45)
  Adjustments related to policyholder
    benefits and dividends                      (25)         (11)          45           92             29          (5)           28
  Adjustments related to other expenses          (8)           8          (13)           8             10           5            10
  Adjustments related to tax benefit
    (provision)                                  12            0          (11)         (35)           (14)         (1)          (12)
                                         -------------------------------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes           (21)          (3)          21           65             25          (1)           26
Cumulative effect of a change in
  accounting, net of income
  taxes (1) (3)                                   0            0            0            0              0           0             0
                                         -------------------------------------------------------------------------------------------
Net income                                     $248         $246 (4)     $189 (5)     $162           $154        $144          $141
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                         September 30,  June 30,    December 31,  September 30,  June 30,
Individual Operations                        2004         2004         2003           2003         2003
------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                     $3,008       $1,985       $4,344       $3,160        $2,096
Universal life and investment-type
  product policy fees                         1,345          878        1,589        1,124           738
Investment income, net                        4,598        3,070        6,227        4,642         3,092
Other revenues                                  332          223          407          291           195
                                         -------------------------------------------------------------------
                                              9,283        6,156       12,567        9,217         6,121
                                         -------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends           4,978        3,297        6,883        5,020         3,317
Interest credited to policyholder
  account balances                            1,262          850        1,793        1,347           895
Capitalization of deferred policy
  acquisition costs                            (859)        (591)      (1,099)        (820)         (540)
Amortization of deferred policy
  acquisition costs                             546          336          718          544           382
Other expenses                                2,446        1,657        3,261        2,381         1,586
                                         -------------------------------------------------------------------
                                              8,373        5,549       11,556        8,472         5,640
                                         -------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              910          607        1,011          745           481
Provision for income taxes                      305          203          356          263           170
                                         -------------------------------------------------------------------
OPERATING EARNINGS                             $605         $404 (4)     $655         $482          $311 (6)
                                         ===================================================================


NET INCOME RECONCILIATION (2)
---------------------------------
Operating earnings                             $605         $404         $655         $482          $311
  Net investment gains (losses)                 108            3         (285)        (155)          (78)
  Minority interest - net investment
    gains (losses)                                0            0            0            0             0
  Net investment gains (losses) tax
    benefit (provision)                         (27)          10          116           62            27
                                         -------------------------------------------------------------------
Net investment gains (losses), net
  of income taxes                                81           13         (169)         (93)          (51)
  Adjustments related to policyholder
    benefits and dividends                        9           34          144           52            23
  Adjustments related to other expenses         (13)          (5)          33           25            15
  Adjustments related to tax benefit
    (provision)                                   1          (11)         (62)         (27)          (13)
                                         -------------------------------------------------------------------
Adjustments related to net investment
  gains (losses), net of income taxes            (3)          18          115           50            25
Cumulative effect of a change in
  accounting, net of income
  taxes (1) (3)                                   0            0            0            0             0
                                         -------------------------------------------------------------------
Net income                                     $683         $435 (4)     $601         $439          $285
                                         ===================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $70 million benefit in accordance with the SOP 03-1 Technical Practice Aid.

(4) Operating earnings and net income for the three months ended June 30, 2004 was adjusted by a $7 million benefit, net of income taxes ($0.01 per diluted share), as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(5) Operating earnings and net income for the three months ended March 31, 2004 was adjusted by a $3 million benefit, net of income taxes (less than $0.01 per diluted share), as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(6) Operating earnings for the period ended June 30, 2003 includes a $31 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Traditional Life                             2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                       $989         $980         $959       $1,159        $1,037       $1,025        $1,010
Universal life and investment-type
  product policy fees                             0            0            0            0             0            0             0
Investment income, net                          831          848          843          873           847          846           869
Other revenues                                    1            0            1            6             0           10             0
                                         -------------------------------------------------------------------------------------------
                                              1,821        1,828        1,803        2,038         1,884        1,881         1,879
                                         -------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends           1,517        1,496        1,480        1,684         1,564        1,512         1,529
Interest credited to policyholder
  account balances                                0            0            0            0             0            0             0
Capitalization of deferred policy
  acquisition costs                             (44)         (42)         (41)         (42)          (39)         (43)          (47)
Amortization of deferred policy
  acquisition costs                              51           51           56           54            56           62            58
Other expenses                                  213          206          211          236           200          233           221
                                         -------------------------------------------------------------------------------------------
                                              1,737        1,711        1,706        1,932         1,781        1,764         1,761
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                               84          117           97          106           103          117           118
Provision for income taxes                       29           40           33           38            37           42            42
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                              $55          $77          $64          $68           $66          $75 (1)       $76
                                         -------------------------------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                            60           20          (15)         (43)          (20)         (13)          (13)
Adjustments related to net investment
 gains (losses), net of income taxes            (18)          (4)          22           57            25            0            19
Cumulative effect of a change in
  accounting, net of income taxes                 0            0            0            0             0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                      $97          $93          $71          $82           $71          $62           $82
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                         September 30,  June 30,    December 31,  September 30,  June 30,
Traditional Life                             2004         2004         2003           2003         2003
------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $2,928       $1,939       $4,231       $3,072        $2,035
Universal life and investment-type
  product policy fees                             0            0            0            0             0
Investment income, net                        2,522        1,691        3,435        2,562         1,715
Other revenues                                    2            1           16           10            10
                                         -------------------------------------------------------------------
                                              5,452        3,631        7,682        5,644         3,760
                                         -------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends           4,493        2,976        6,289        4,605         3,041
Interest credited to policyholder
  account balances                                0            0            0            0             0
Capitalization of deferred policy
  acquisition costs                            (127)         (83)        (171)        (129)          (90)
Amortization of deferred policy
  acquisition costs                             158          107          230          176           120
Other expenses                                  630          417          890          654           454
                                         -------------------------------------------------------------------
                                              5,154        3,417        7,238        5,306         3,525
                                         -------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              298          214          444          338           235
Provision for income taxes                      102           73          159          121            84
                                         -------------------------------------------------------------------
OPERATING EARNINGS                             $196         $141         $285         $217           151 (1)
                                         -------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                            65            5          (89)         (46)          (26)
Adjustments related to net investment
  gains (losses), net of income taxes             0           18          101           44            19
Cumulative effect of a change in
  accounting, net of income taxes                 0            0            0            0             0
                                         -------------------------------------------------------------------
Net income                                     $261         $164         $297         $215          $144
                                         ===================================================================

(1) Operating earnings for the period ended June 30, 2003 includes a $2 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Variable & Universal Life                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                         $0           $0           $0           $0            $0           $0            $0
Universal life and investment-type
  product policy fees                           279          264          245          301           256          262           255
Investment income, net                          147          143          140          143           145          144           142
Other revenues                                    1           (3)           4            4            (1)          (1)           (2)
                                         -------------------------------------------------------------------------------------------
                                                427          404          389          448           400          405           395
                                         -------------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends              76           88           87          126            69           57            87
Interest credited to policyholder
  account balances                              117          116          113          118           122          117           117
Capitalization of deferred policy
  acquisition costs                             (74)         (86)         (70)         (88)          (82)         (86)          (81)
Amortization of deferred policy
  acquisition costs                              73           52           48           64            47          102            59
Other expenses                                  176          186          175          205           196          205           177
                                         -------------------------------------------------------------------------------------------
                                                368          356          353          425           352          395           359
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                               59           48           36           23            48           10            36
Provision for income taxes                       20           16           12            8            18            4            13
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                              $39          $32 (3)      $24 (4)      $15           $30           $6 (5)       $23
                                         -------------------------------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                             5           (5)           3           (5)           (8)           7            (5)
Adjustments related to net investment
  gains (losses), net of income taxes            (2)           2           (1)           1             0            0             0
Cumulative effect of a change in
  accounting, net of income
  taxes (1) (2)                                   0            0          (11)           0             0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                      $42          $29 (3)      $15 (4)      $11           $22          $13           $18
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                         September 30,  June 30,    December 31,  September 30,  June 30,
Variable & Universal Life                    2004         2004         2003           2003         2003
------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                         $0           $0           $0           $0            $0
Universal life and investment-type
  product policy fees                           788          509        1,074          773           517
Investment income, net                          430          283          574          431           286
Other revenues                                    2            1            0           (4)           (3)
                                         -------------------------------------------------------------------
                                              1,220          793        1,648        1,200           800
                                         -------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and dividends             251          175          339          213           144
Interest credited to policyholder
  account balances                              346          229          474          356           234
Capitalization of deferred policy
  acquisition costs                            (230)        (156)        (337)        (249)         (167)
Amortization of deferred policy
  acquisition costs                             173          100          272          208           161
Other expenses                                  537          361          783          578           382
                                         -------------------------------------------------------------------
                                              1,077          709        1,531        1,106           754
                                         -------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              143           84          117           94            46
Provision for income taxes                       48           28           43           35            17
                                         -------------------------------------------------------------------
OPERATING EARNINGS                              $95          $56 (3)      $74          $59           $29 (5)
                                         -------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                             3           (2)         (11)          (6)            2
Adjustments related to net investment
  gains (losses), net of income taxes            (1)           1            1            0             0
Cumulative effect of a change in
  accounting, net of income
  taxes (1) (2)                                 (11)         (11)           0            0             0
                                         -------------------------------------------------------------------
Net income                                      $86          $44 (3)      $64          $53           $31
                                         ===================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $70 million benefit in accordance with the SOP 03-1 Technical Practice Aid.

(3) Operating earnings and net income for the three months ended June 30, 2004 was adjusted by a $7 million benefit, net of income taxes as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(4) Operating earnings and net income for the three months ended March 31, 2004 was adjusted by a $3 million benefit, net of income taxes as a result of the SOP 03-1 Technical Practice Aid which clarifies recognition of certain liabilities in accordance with SOP 03-1.

(5) Operating earnings for the period ended June 30, 2003 includes a $29 million charge, net of income taxes, related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Annuities                                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                        $34          $26          $18          $20           $19          $23           $24
Universal life and investment-type
  product policy fees                           156          156          151          137           106           95            82
Investment income, net                          491          494          475          503           489          479           487
Other revenues                                   11           10            7            7             3            7             1
                                         -------------------------------------------------------------------------------------------
                                                692          686          651          667           617          604           594
                                         -------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends              78           58           68           53            55           46            64
Interest credited to policyholder
  account balances                              266          281          280          299           303          307           296
Capitalization of deferred policy
  acquisition costs                            (149)        (169)        (181)        (148)         (158)        (149)         (131)
Amortization of deferred policy
  acquisition costs                              84           64           59           53            55           41            55
Other expenses                                  268          302          299          281           261          274           234
                                         -------------------------------------------------------------------------------------------
                                                547          536          525          538           516          519           518
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              145          150          126          129           101           85            76
Provision for income taxes                       47           49           41           44            34           29            26
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                              $98         $101          $85          $85           $67          $56           $50
                                         -------------------------------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                             9           17            2          (31)          (15)          (1)          (21)
Adjustments related to net investment
  gains (losses), net of income taxes            (1)          (1)           0            7             1            0             6
Cumulative effect of a change in
  accounting, net of income taxes (1)             0            0           11            0             0            0             0
                                         -------------------------------------------------------------------------------------------
Net income                                     $106         $117          $98          $61           $53          $55           $35
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                         September 30,  June 30,    December 31,  September 30,  June 30,
Annuities                                    2004         2004         2003           2003         2003
------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                        $78          $44          $86          $66           $47
Universal life and investment-type
  product policy fees                           463          307          420          283           177
Investment income, net                        1,460          969        1,958        1,455           966
Other revenues                                   28           17           18           11             8
                                         -------------------------------------------------------------------
                                              2,029        1,337        2,482        1,815         1,198
                                         -------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends             204          126          218          165           110
Interest credited to policyholder
  account balances                              827          561        1,205          906           603
Capitalization of deferred policy
  acquisition costs                            (499)        (350)        (586)        (438)         (280)
Amortization of deferred policy
  acquisition costs                             207          123          204          151            96
Other expenses                                  869          601        1,050          769           508
                                         -------------------------------------------------------------------
                                              1,608        1,061        2,091        1,553         1,037
                                         -------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              421          276          391          262           161
Provision for income taxes                      137           90          133           89            55
                                         -------------------------------------------------------------------
OPERATING EARNINGS                             $284         $186         $258         $173          $106
                                         -------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                            28           19          (68)         (37)          (22)
Adjustments related to net investment
  gains (losses), net of income taxes            (2)          (1)          14            7             6
Cumulative effect of a change in
  accounting, net of income taxes (1)            11           11            0            0             0
                                         -------------------------------------------------------------------
Net income                                     $321         $215         $204         $143           $90
                                         ===================================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by zero in accordance with the SOP 03-1 Technical Practice Aid.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                           September 30,  June 30,     March 31,   December 31, September 30,  June 30,    March 31,
Other                                          2004         2004         2004         2003          2003         2003        2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                         $0           $1           $1           $5            $8           $7         $7
Universal life and investment-type
  product policy fees                            32           33           29           27            24           21         23
Investment income, net                           59           64           63           66            69           60         65
Other revenues                                   96           99          105           99            94           93         87
                                         -------------------------------------------------------------------------------------------
                                                187          197          198          197           195          181        182
                                         -------------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends              10           11            9            0            15           10         12
Interest credited to policyholder
  account balances                               29           30           30           29            27           28         30
Capitalization of deferred policy
  acquisition costs                              (1)          (1)          (1)          (1)           (1)          (2)        (1)
Amortization of deferred policy
  acquisition costs                               2            3            3            3             4            2          3
Other expenses                                  132          143          135          158           138          121        121
                                         -------------------------------------------------------------------------------------------
                                                172          186          176          189           183          159        165
                                         -------------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                               15           11           22            8            12           22         17
Provision for income taxes                        6            4            8            3             4            8          6
                                         -------------------------------------------------------------------------------------------
OPERATING EARNINGS                               $9           $7          $14           $5            $8          $14        $11
                                         -------------------------------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                            (6)           0           (9)           3             1            0         (6)
Adjustments related to net investment
  gains (losses), net of income taxes             0            0            0            0            (1)           0          1
Cumulative effect of a change in
  accounting, net of income taxes                 0            0            0            0             0            0          0
                                         -------------------------------------------------------------------------------------------
Net income                                       $3           $7           $5           $8            $8          $14         $6
                                         ===========================================================================================

                                                                 For the Year-to-Date Period Ended
                                         -------------------------------------------------------------------
                                             September 30,  June 30,    December 31,  September 30,  June 30,
Other                                            2004         2004         2003           2003         2003
------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                           $2           $2          $27          $22           $14
Universal life and investment-type
  product policy fees                              94           62           95           68            44
Investment income, net                            186          127          260          194           125
Other revenues                                    300          204          373          274           180
                                         -------------------------------------------------------------------
                                                  582          395          755          558           363
                                         -------------------------------------------------------------------

EXPENSES                                            0
Policyholder benefits and dividends                30           20           37           37            22
Interest credited to policyholder
  account balances                                 89           60          114           85            58
Capitalization of deferred policy
  acquisition costs                                (3)          (2)          (5)          (4)           (3)
Amortization of deferred policy
  acquisition costs                                 8            6           12            9             5
Other expenses                                    410          278          538          380           242
                                         -------------------------------------------------------------------
                                                  534          362          696          507           324
                                         -------------------------------------------------------------------

Operating earnings before provision
  for income taxes                                 48           33           59           51            39
Provision for income taxes                         18           12           21           18            14
                                         -------------------------------------------------------------------
OPERATING EARNINGS                                $30          $21          $38          $33           $25
                                         -------------------------------------------------------------------


Net investment gains (losses),
  net of income taxes                             (15)          (9)          (2)          (5)           (6)
Adjustments related to net investment
  gains (losses), net of income taxes               0            0            0            0             1
Cumulative effect of a change in
  accounting, net of income taxes                   0            0            0            0             0
                                         -------------------------------------------------------------------
Net income                                        $15          $12          $36          $28           $20
                                         ===================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited (Dollars in millions)              2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Traditional Life
  1st Year (3)                                  $44          $47          $45          $53           $50          $49           $53
  Renewal                                    $1,017        1,030          965        1,228         1,052        1,053         1,000
Variable & Universal Life
  Variable 1st Year excluding Single
    Premium COLI/BOLI (3)                        51           61           51           53            86           59            91
  Universal 1st Year excluding Single
    Premium COLI/BOLI (3)                       125          116          104          108            82           71            55
  Single Premium COLI/BOLI                       20           49            3           27            18            3            13
  Renewal                                       447          418          471          414           392          393           455
Annuities (3)                                 2,410        2,882        3,436        2,844         2,843        2,933         2,611
Other                                           245          251          258          335           287          301           281
                                         -------------------------------------------------------------------------------------------
Total Premiums and Deposits                  $4,359       $4,854       $5,333       $5,062        $4,810       $4,862        $4,559
                                         ===========================================================================================

PREMIUMS AND DEPOSITS TO SEPARATE
  ACCOUNTS
Variable & Universal Life                      $300         $287         $284         $275          $294         $273          $301
Annuities                                     1,352        1,523        2,120        1,782         1,437        1,229           940
Other                                           152          157          160          258           171          191           167
                                         -------------------------------------------------------------------------------------------
Total Separate Accounts                      $1,804       $1,967       $2,564       $2,315        $1,902       $1,693        $1,408
                                         ===========================================================================================

FIRST YEAR LIFE PREMIUMS AND DEPOSITS
  BY MANUFACTURER (4)

MetLife                                         $78          $85          $79          $81           $74          $70           $73
New England Financial                            28           38           28           35            26           29            32
General American                                128          143           90          119           128           76            99
MetLife Investors Group                           6            7            6            6             8            7             8
                                         -------------------------------------------------------------------------------------------
Total First Year Life Premiums and
  Deposits                                     $240         $273         $203         $241          $236         $182          $212
                                         ===========================================================================================

ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                         $403         $659         $506         $257          $320         $340          $424
Variable Annuity Deposits                     2,007        2,223        2,930        2,587         2,523        2,593         2,187
                                         -------------------------------------------------------------------------------------------
Total Annuity Deposits                       $2,410       $2,882       $3,436       $2,844        $2,843       $2,933        $2,611
                                         ===========================================================================================

ANNUITY DEPOSITS BY MANUFACTURER (5)

MetLife                                        $927         $965       $1,030         $870          $950       $1,053          $974
New England Financial                           169          197          252          249           235          233           211
General American                                 13           11           10           13             9           11            10
MetLife Investors Group                       1,301        1,709        2,144        1,712         1,649        1,636         1,416
                                         -------------------------------------------------------------------------------------------
Total Annuity Deposits                       $2,410       $2,882       $3,436       $2,844        $2,843       $2,933        $2,611
                                         ===========================================================================================

MUTUAL FUND SALES (6)

Proprietary                                     $38          $53          $65          $59           $47          $49           $38
Third Party                                     651          811          980        1,192           722          809           753
                                         -------------------------------------------------------------------------------------------
Total Mutual Fund Sales                        $689         $864       $1,045       $1,251          $769         $858          $791
                                         ===========================================================================================

(1)   Statutory premiums direct and assumed.

(2)   Includes premiums and deposits to separate accounts.

(3)   Excludes company-sponsored internal exchanges.

(4) Approximately 8% of MetLife manufactured life insurance premiums and deposits were sold by other-than MetLife Financial Services agents during the three months ended September 30, 2004 (4% sold by General American and 4% were sold by New England Financial). Approximately 10% of New England Financial manufactured life insurance premiums and deposits were sold by other-than New England Financial agents during the three months ended September 30, 2004 (10% sold by MetLife Financial Services). Approximately 72% of General American manufactured life insurance premiums and deposits were sold by other-than General American agents during the three months ended September 30, 2004 (51% sold by MetLife Financial Services and 21% by New England Financial). Approximately 3% of MetLife Investors Group manufactured life insurance premiums and deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended September 30, 2004 (1% sold by MetLife Financial Services and 2% sold by General American).

(5) Approximately 21% of MetLife manufactured annuity deposits were sold by other-than MetLife Financial Services agents during the three months ended September 30, 2004 (21% MetLife Resources). Approximately 7% of MetLife Investors Group manufactured annuity deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended September 30, 2004 (4% Walnut Street Securities and 3% MetLife Resources).

(6) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                               At or for the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited                                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS
  TO SEPARATE ACCOUNTS, EXCLUDING
  TRANSFERS FROM GENERAL ACCOUNT:
  Variable & Universal Life                    46.4%        44.1%        45.0%        45.6%         50.8%        52.0%         49.1%
  Annuities                                    56.1%        52.9%        61.7%        62.6%         50.6%        41.9%         36.0%
  Other                                        62.2%        62.5%        62.1%        77.3%         59.5%        63.3%         59.5%

MORTALITY AS A PERCENTAGE OF EXPECTED          78.8%        78.1%        85.4%        84.2%         80.3%        99.4%(4)      87.2%

LAPSES / SURRENDERS (GENERAL AND
  SEPARATE ACCOUNT) (1)
  Traditional Life                              6.2%         6.2%         6.3%         6.1%          6.0%         6.0%          5.8%
  Variable & Universal Life                     7.0%         7.1%         7.0%         7.0%          7.2%         7.2%          6.8%
  Variable Annuities                            7.5%         7.7%         7.8%         8.2%          8.7%         9.0%          9.2%
  Fixed Annuities                               7.6%         8.0%         7.4%         6.6%          6.7%         6.4%          6.7%

NUMBER OF SALES REPRESENTATIVES
  MetLife Financial Services                  5,700        5,633        5,594        5,531         5,587        5,728         5,798
  New England Financial                       2,504        2,553        2,531        2,845         2,992        3,004         2,916
  General American (2)                          430          448          448          429           471          522           557
  Independent Distribution Wholesalers          102          101           95           91            91           89            83
  MetLife Resources                             399          397          397          401           384          379           362
  Walnut Street Securities (3)                1,370        1,413        1,468        1,462         1,649        1,823         1,923
  P&C Specialists                               529          500          461          437           416          409           396
                                         -------------------------------------------------------------------------------------------
Total Agents                                 11,034       11,045       10,994       11,196        11,590       11,954        12,035
                                         ===========================================================================================

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(2)   Based on minimum annual production of $25,000 in life insurance sales.

(3) At September 30, 2004, the number of Walnut Street Securities representatives includes 150 brokers who are also reported as General American agents above.

(4) Includes a $45 million pre-tax death benefit that was 100% reinsured. Excluding this item, the mortality ratio was 88.4%.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Traditional Life                             2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $48,828      $48,613      $48,503      $48,140       $47,835      $47,572       $47,397
Premiums and deposits (2)                     1,069        1,067        1,038        1,246           975        1,043         1,026
Interest on reserves                            493          491          489          486           483          479           476
Surrenders and withdrawals                     (466)        (462)        (477)        (478)         (407)        (402)         (395)
Benefit payments                               (464)        (437)        (486)        (420)         (456)        (492)         (484)
Other                                          (567)        (444)        (454)        (471)         (290)        (365)         (448)
                                         -------------------------------------------------------------------------------------------
Balance, end of period                      $48,893      $48,828      $48,613      $48,503       $48,140      $47,835       $47,572
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Variable & Universal Life                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                 $9,797       $9,644       $9,475       $9,327        $9,221       $9,140        $8,993
Premiums and deposits (2) (3)                   340          370          346          318           272          247           287
Interest on reserves                            114          115          119          122           121          120           118
Surrenders and withdrawals                     (153)        (158)        (233)        (137)         (117)        (122)         (113)
Net transfers from (to) separate
  account                                        44           56           75           83            54           65            66
Policy charges                                 (224)        (204)        (199)        (199)         (195)        (184)         (198)
Benefit payments                                (25)         (27)         (34)         (22)          (22)         (24)          (25)
Other                                            (6)           1           95          (17)           (7)         (21)           12
                                         -------------------------------------------------------------------------------------------
Balance, end of period                       $9,887       $9,797       $9,644       $9,475        $9,327       $9,221        $9,140
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Annuities                                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $31,908      $31,491      $31,350      $31,258       $30,772      $29,917       $28,935
Premiums and deposits (2) (3)                 1,120        1,432        1,426        1,126         1,492        1,836         1,766
Interest on reserves                            297          390          298          343           361          357           359
Surrenders and withdrawals                     (517)        (740)        (797)        (647)         (678)        (665)         (667)
Net transfers from (to) separate
  account                                      (339)        (566)        (610)        (653)         (562)        (517)         (171)
Policy charges                                   (8)          (4)          (6)           2             0           (3)           (1)
Benefit payments                               (235)         (99)        (128)         (70)         (129)        (143)         (168)
Other                                          (271)           4          (42)          (9)            2          (10)         (136)
                                         -------------------------------------------------------------------------------------------
Balance, end of period                      $31,955      $31,908      $31,491      $31,350       $31,258      $30,772       $29,917
                                         ===========================================================================================

SEPARATE ACCOUNT LIABILITIES

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Variable & Universal Life                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                 $7,130       $6,989       $6,835       $6,424        $6,149       $5,482        $5,489
Premiums and deposits (2)                       299          287          284          275           294          273           301
Investment performance                         (123)          85          191          376           177          603          (105)
Surrenders and withdrawals                      (98)        (104)        (177)         (87)          (74)         (72)          (71)
Net transfers from (to) fixed account           (44)         (56)         (75)         (83)          (54)         (65)          (66)
Policy charges                                  (69)         (71)         (69)         (70)          (68)         (72)          (66)
Other                                           163            0            0            0             0            0             0
                                         -------------------------------------------------------------------------------------------
Balance, end of period                       $7,258       $7,130       $6,989       $6,835        $6,424       $6,149        $5,482
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Annuities                                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                $32,989      $31,505      $28,667      $24,310       $22,133      $18,464       $18,270
Premiums and deposits (2)                     1,353        1,524        2,120        1,782         1,438        1,229           940
Investment performance                         (413)         144          834        2,520           734        2,500          (435)
Surrenders and withdrawals                     (668)        (642)        (617)        (508)         (475)        (508)         (423)
Net transfers from (to) fixed account           339          566          610          653           562          517           171
Policy charges                                 (109)        (112)        (105)         (90)          (82)         (69)          (59)
Other                                             0            4           (4)           0             0            0             0
                                         -------------------------------------------------------------------------------------------
Balance, end of period                      $33,491      $32,989      $31,505      $28,667       $24,310      $22,133       $18,464
                                         ===========================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2)   Includes company-sponsored internal exchanges.

(3) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                                Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
Unaudited (Dollars in millions)              2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF
  CAPITALIZATION OF DAC)

Insurance Expenses                            $ 705        $ 752        $ 757        $ 775         $ 709        $ 758         $ 682
DAC Capitalization (1)                         (300)        (333)        (324)        (336)         (309)        (304)         (285)
                                         -------------------------------------------------------------------------------------------
Net                                           $ 405        $ 419        $ 433        $ 439         $ 400        $ 454         $ 397
                                         ===========================================================================================

OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                   $ 218        $ 241        $ 252        $ 244         $ 220        $ 214         $ 195
Other deferrable expenses                       103          114           92          108           101          107           113
Direct and allocated expenses,
  not deferred                                  327          335          353          347           322          371           310
Pension and other post-retirement
  benefit costs                                  28           32           31           50            41           40            36
Premium taxes and other taxes,
  licenses and fees                              29           30           29           26            25           26            28
                                         -------------------------------------------------------------------------------------------
  Subtotal Insurance Expenses                 $ 705        $ 752        $ 757        $ 775         $ 709        $ 758         $ 682

Broker-dealer and other expenses                126          134          116          150           124          118           110
Reinsurance allowances                          (42)         (49)         (53)         (45)          (38)         (43)          (39)
                                         -------------------------------------------------------------------------------------------
  Total Other Expenses                        $ 789        $ 837        $ 820        $ 880         $ 795        $ 833         $ 753
                                         ===========================================================================================

(1) Excludes $32 million, $35 million, $31 million, $57 million, $29 million, $24 million, and $25 million, of DAC capitalization related to reinsurance allowances for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and
      March 31, 2003, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
VARIABLE & UNIVERSAL LIFE                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT SPREADS
  BY PRODUCT (%)
Investment income yield                        7.04%        7.05%        6.98%        7.23%         7.25%        7.31%         7.39%
Average crediting rate                         5.17%        5.25%        5.26%        5.50%         5.63%        5.57%         5.64%
                                         -------------------------------------------------------------------------------------------
    Spread                                     1.87%        1.80%        1.72%        1.73%         1.62%        1.74%         1.75%
                                         ===========================================================================================

                                                                                For the Three Months Ended
                                         -------------------------------------------------------------------------------------------
                                         September 30,  June 30,     March 31,   December 31, September 30,  June 30,      March 31,
ANNUITIES                                    2004         2004         2004         2003          2003         2003          2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT SPREADS
  BY PRODUCT (%)
Investment income yield                        6.08%        6.23%        5.85%        6.50%         6.50%        6.31%         6.64%
Average crediting rate                         3.64%        3.79%        3.90%        4.16%         4.28%        4.36%         4.47%
                                         -------------------------------------------------------------------------------------------
    Spread                                     2.44%        2.44%        1.95%        2.34%         2.22%        1.95%         2.17%
                                         ===========================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Auto & Home Operations                             2004         2004      2004         2003          2003         2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                    $740         $734      $737         $740          $735         $721      $712
Investment income, net                               40           44        46           39            39           41        39
Other revenues                                        8            6         9            9            10            4         9
                                               ------------------------------------------------------------------------------------
                                                    788          784       792          788           784          766       760
                                               ------------------------------------------------------------------------------------

EXPENSES
Losses                                              460          413       446          447           465          446       452
Loss adjustment expense                              93           82        90           89            78           81        82
Other expenses                                      194          193       198          184           187          186       199
                                               ------------------------------------------------------------------------------------
                                                    747          688       734          720           730          713       733
                                               ------------------------------------------------------------------------------------
Operating earnings before provision
     (benefit) for income taxes                      41           96        58           68            54           53        27
Provision (benefit) for income taxes                  7           25        12           15            12           11        (3)
                                               ------------------------------------------------------------------------------------
OPERATING EARNINGS                                  $34          $71       $46          $53           $42          $42       $30
                                               ====================================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                  $34          $71       $46          $53           $42          $42       $30
     Net investment gains (losses)                   (1)          (5)        0          (11)            2           (2)       (4)
     Minority interest - net investment gains
       (losses)                                       0            0         0            0             0            0         0
     Net investment gains (losses) tax
       benefit (provision)                            0            2         0            4            (1)           1         1
                                               ------------------------------------------------------------------------------------
Net investment gains (losses), net of income
     taxes                                           (1)          (3)        0           (7)            1           (1)       (3)
     Adjustments related to policyholder
       benefits and dividends                         0            0         0            0             0            0         0
     Adjustments related to other expenses            0            0         0            0             0            0         0
     Adjustments related to tax benefit
       (provision)                                    0            0         0            0             0            0         0
                                               ------------------------------------------------------------------------------------
Adjustments related to net investment
     gains (losses), net of income taxes              0            0         0            0             0            0         0
Cumulative effect of a change in accounting,
     net of income taxes                              0            0         0            0             0            0         0
                                               ------------------------------------------------------------------------------------
Net income                                          $33          $68       $46          $46           $43          $41       $27
                                               ====================================================================================

                                                                    For the Year-to-Date Period Ended
                                               ---------------------------------------------------------------
                                               September 30,  June 30,  December 31,  September 30,  June 30,
Auto & Home Operations                             2004         2004        2003           2003        2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                  $2,211       $1,471      $2,908         $2,168      $1,433
Investment income, net                              130           90         158            119          80
Other revenues                                       23           15          32             23          13
                                               --------------------------------------------------------------
                                                  2,364        1,576       3,098          2,310       1,526
                                               ---------------------------------------------------------------

EXPENSES
Losses                                            1,319          859       1,810          1,363         898
Loss adjustment expense                             265          172         330            241         163
Other expenses                                      585          391         756            572         385
                                               ---------------------------------------------------------------
                                                  2,169        1,422       2,896          2,176       1,446
                                               ---------------------------------------------------------------
Operating earnings before provision
     (benefit) for income taxes                     195          154         202            134          80
Provision (benefit) for income taxes                 44           37          35             20           8
                                               ---------------------------------------------------------------
OPERATING EARNINGS                                 $151         $117        $167           $114         $72
                                               ===============================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                 $151         $117        $167           $114         $72
     Net investment gains (losses)                   (6)          (5)        (15)            (4)         (6)
     Minority interest - net investment gains
      (losses)                                        0            0           0              0           0
     Net investment gains (losses) tax
      benefit (provision)                             2            2           5              1           2
                                               ---------------------------------------------------------------
Net investment gains (losses), net of income
     taxes                                           (4)          (3)        (10)            (3)         (4)
     Adjustments related to policyholder
       benefits and dividends                         0            0           0              0           0
     Adjustments related to other expenses            0            0           0              0           0
     Adjustments related to tax benefit
       (provision)                                    0            0           0              0           0
                                               ---------------------------------------------------------------
Adjustments related to net investment
     gains (losses), net of income taxes              0            0           0              0           0
Cumulative effect of a change in accounting,
     net of income taxes                              0            0           0              0           0
                                               ---------------------------------------------------------------
Net income                                         $147         $114        $157           $111         $68
                                               ===============================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Auto                                               2004         2004      2004         2003           2003        2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                    $539         $538      $542         $545           $545        $535      $530
Investment income, net                               30           34        36           26             27          29        27
Other revenues                                        6            5         6            5              7           7         6
                                               ----------------------------------------------------------------------------------
                                                    575          577       584          576            579         571       563
                                               ----------------------------------------------------------------------------------

EXPENSES
Losses                                              299          296       351          357            359         347       366
Loss adjustment expense                              67           63        72           76             61          68        75
Other expenses                                      136          135       139          126            131         131       143
                                               ----------------------------------------------------------------------------------
                                                    502          494       562          559            551         546       584
                                               ----------------------------------------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                      73           83        22           17             28          25       (21)
Provision (benefit) for income taxes                 21           22         0           (2)             5           4       (17)
                                               ----------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                           $52          $61       $22          $19            $23         $21       ($4)
                                               ----------------------------------------------------------------------------------

Net investment gains (losses), net of income
     taxes                                           (1)          (3)        0           (5)             0           0        (2)
Adjustments related to net investment gains
     (losses), net of income taxes                    0            0         0            0              0           0         0
Cumulative effect of a change in accounting,
     net of income taxes                              0            0         0            0              0           0         0
                                               ----------------------------------------------------------------------------------
Net income                                          $51          $58       $22          $14            $23         $21       ($6)
                                               ==================================================================================

                                                                     For the Year-to-Date Period Ended
                                               --------------------------------------------------------------
                                               September 30,  June 30,  December 31,  September 30,  June 30,
Auto                                               2004         2004        2003          2003         2003
-------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                  $1,619       $1,080      $2,155        $1,610       $1,065
Investment income, net                              100           70         109            83           56
Other revenues                                       17           11          25            20           13
                                               ---------------------------------------------------------------
                                                  1,736        1,161       2,289         1,713        1,134
                                               ---------------------------------------------------------------

EXPENSES
Losses                                             $946          647       1,429         1,072          713
Loss adjustment expense                             202          135         280           204          143
Other expenses                                      410          274         531           405          274
                                               ---------------------------------------------------------------
                                                  1,558        1,056       2,240         1,681        1,130
                                               ---------------------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                     178          105          49            32            4
Provision (benefit) for income taxes                 43           22         (10)           (8)         (13)
                                               ---------------------------------------------------------------
OPERATING EARNINGS (LOSS)                          $135          $83         $59           $40          $17
                                               -------------------------------------------------------------

Net investment gains (losses), net of income
     taxes                                           (4)          (3)         (7)           (2)          (2)
Adjustments related to net investment gains
     (losses), net of income taxes                    0            0           0             0            0
Cumulative effect of a change in accounting,
     net of income taxes                              0            0           0             0            0
                                               ---------------------------------------------------------------
Net income                                         $131          $80         $52           $38          $15
                                               ===============================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                   -------------------------------------------------------------------------------
                                                   September 30, June 30,  March 31, December 31, September 30, June 30, March 31,
Homeowners                                              2004       2004       2004       2003          2003       2003     2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                         $188       $185       $182       $183          $177       $173     $167
Investment income, net                                    10          9          9         11            12         10       10
Other revenues                                             1          1          1          2             1          2        1
                                                   -------------------------------------------------------------------------------
                                                         199        195        192        196           190        185      178
                                                   -------------------------------------------------------------------------------

EXPENSES
Losses                                                   153        106         89         82            95         96       76
Loss adjustment expense                                   26         19         18         12            16         13        8
Other expenses                                            52         54         52         52            52         50       48
                                                   -------------------------------------------------------------------------------
                                                         231        179        159        146           163        159      132
                                                   -------------------------------------------------------------------------------
Operating earnings before provision
     for income taxes                                    (32)        16         33         50            27         26       46
Provision for income taxes                               (14)         4         11         16             8          6       14
                                                   -------------------------------------------------------------------------------
OPERATING EARNINGS                                      ($18)       $12        $22        $34           $19        $20      $32
                                                   -------------------------------------------------------------------------------

Net investment gains (losses), net of income taxes         0          0          0         (2)            1         (1)      (1)
Adjustments related to net investment gains
  (losses), net of income taxes                            0          0          0          0             0          0        0
Cumulative effect of a change in accounting, net
  of income taxes                                          0          0          0          0             0          0        0
                                                   -------------------------------------------------------------------------------
Net income                                              ($18)       $12        $22        $32           $20        $19      $31
                                                   ===============================================================================

                                                                         For the Year-to-Date Period Ended
                                                   --------------------------------------------------------------
                                                   September 30,  June 30,  December 31,  September 30,  June 30,
Homeowners                                              2004        2004        2003          2003         2003
-----------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                         $555        $367        $700          $517         $340
Investment income, net                                    28          18          43            32           20
Other revenues                                             3           2           6             4            3
                                                   -------------------------------------------------------------
                                                         586         387         749           553          363
                                                   -------------------------------------------------------------

EXPENSES
Losses                                                  $348         195         349           267          172
Loss adjustment expense                                   63          37          49            37           21
Other expenses                                           158         106         202           150           98
                                                   -------------------------------------------------------------
                                                         569         338         600           454          291
                                                   -------------------------------------------------------------
Operating earnings before provision
     for income taxes                                     17          49         149            99           72
Provision for income taxes                                 1          15          44            28           20
                                                   -------------------------------------------------------------
OPERATING EARNINGS                                       $16         $34        $105           $71          $52
                                                   -------------------------------------------------------------

Net investment gains (losses), net of income taxes         0           0          (3)           (1)          (2)
Adjustments related to net investment gains
  (losses), net of income taxes                            0           0           0             0            0
Cumulative effect of a change in accounting, net
  of income taxes                                          0           0           0             0            0
                                                   -------------------------------------------------------------
Net income                                               $16         $34        $102           $70          $50
                                                   =============================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                    ------------------------------------------------------------------------------
                                                    September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Other                                                    2004       2004      2004       2003          2003       2003      2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                           $12        $11       $13        $12           $13        $13       $15
Investment income, net                                     (1)         1         1          2             0          2         2
Other revenues                                              0          0         2          2             2         (5)        2
                                                    ------------------------------------------------------------------------------
                                                           11         12        16         16            15         10        19
                                                    ------------------------------------------------------------------------------

EXPENSES
Losses                                                      4         11         6          8            11          3        10
Loss adjustment expense                                     1          0         0          1             1          0        (1)
Other expenses                                              6          4         7          6             4          5         8
                                                    ------------------------------------------------------------------------------
                                                           11         15        13         15            16          8        17
                                                    ------------------------------------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                             0         (3)        3          1            (1)         2         2
Provision (benefit) for income taxes                        0         (1)        1          1            (1)         1         0
                                                    ------------------------------------------------------------------------------
OPERATING EARNINGS                                         $0        ($2)       $2         $0            $0         $1        $2
                                                    ------------------------------------------------------------------------------

Net investment gains (losses), net of income taxes          0          0         0          0             0          0         0
Adjustments related to net investment gains
  (losses), net of income taxes                             0          0         0          0             0          0         0
Cumulative effect of a change in accounting, net
  of income taxes                                           0          0         0          0             0          0         0
                                                    ------------------------------------------------------------------------------
Net income                                                 $0        ($2)       $2         $0            $0         $1        $2
                                                    ==============================================================================


                                                                          For the Year-to-Date Period Ended
                                                    --------------------------------------------------------------
                                                    September 30,  June 30,  December 31,  September 30,  June 30,
Other                                                   2004         2004        2003          2003         2003
------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                          $36          $24         $53           $41          $28
Investment income, net                                     1            2           6             4            4
Other revenues                                             2            2           1            (1)          (3)
                                                    --------------------------------------------------------------
                                                          39           28          60            44           29
                                                    --------------------------------------------------------------

EXPENSES
Losses                                                   $21           17          32            24           13
Loss adjustment expense                                    1            0           1             0           (1)
Other expenses                                            17           11          23            17           13
                                                    --------------------------------------------------------------
                                                          39           28          56            41           25
                                                    --------------------------------------------------------------
Operating earnings (loss) before provision
     (benefit) for income taxes                            0            0           4             3            4
Provision (benefit) for income taxes                       0            0           1             0            1
                                                    --------------------------------------------------------------
OPERATING EARNINGS                                        $0           $0          $3            $3           $3
                                                    --------------------------------------------------------------

Net investment gains (losses), net of income taxes         0            0           0             0            0
Adjustments related to net investment gains
  (losses), net of income taxes                            0            0           0             0            0
Cumulative effect of a change in accounting, net
  of income taxes                                          0            0           0             0            0
                                                    --------------------------------------------------------------
Net income                                                $0           $0          $3            $3           $3
                                                    ==============================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                            For the Three Months Ended
                                        ------------------------------------------------------------------------------------
                                        September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)             2004         2004       2004        2003          2003         2003      2003
----------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                $534        $521       $517        $514          $538         $524      $505
Non-Standard Automobile                        19          19         21          21            23           23        24
Homeowners                                    212         199        155         183           204          192       149
Other                                          11           9         20           9            11           12        20
                                        ------------------------------------------------------------------------------------
Total                                        $776        $748       $713        $727          $776         $751      $698
                                        ====================================================================================

SELECTED FINANCIAL INFORMATION AND
    SUPPLEMENTAL DATA
TOTAL AUTO & HOME
Loss and loss adjustment expense ratio      74.6%       67.5%      72.7%       72.2%         73.8%        73.2%     75.0%
Other expense ratio                         25.5%       25.6%      26.1%       25.1%         25.5%        25.6%     28.0%
                                        ------------------------------------------------------------------------------------
    Total combined ratio (1)               100.1%       93.1%      98.8%       97.3%         99.3%        98.8%    103.0%
Effect of catastrophe losses                15.3%        5.0%       2.3%        1.9%          3.4%         3.2%      1.8%
                                        ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes       84.8%       88.1%      96.5%       95.4%         95.9%        95.6%    101.2%
                                        ====================================================================================

AUTO
Loss and loss adjustment expense ratio      68.0%       66.9%      78.1%       79.3%         77.0%        77.5%     83.3%
Other expense ratio                         24.3%       24.3%      24.8%       23.5%         24.1%        24.2%     27.2%
                                        ------------------------------------------------------------------------------------
    Total combined ratio (1)                92.3%       91.2%     102.9%      102.8%        101.1%       101.7%    110.5%
Effect of catastrophe losses                 1.7%        1.1%       0.1%        0.5%          0.2%         1.2%      0.2%
                                        ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes       90.6%       90.1%     102.8%      102.3%        100.9%       100.5%    110.3%
                                        ====================================================================================

HOMEOWNERS
Loss and loss adjustment expense ratio      96.0%       67.3%      58.7%       51.4%         62.3%        63.4%     50.2%
Other expense ratio                         27.6%       28.8%      28.2%       28.7%         29.3%        29.2%     28.5%
                                        ------------------------------------------------------------------------------------
    Total combined ratio (1)               123.6%       96.1%      86.9%       80.1%         91.6%        92.6%     78.7%
Effect of catastrophe losses                55.4%       16.6%       9.0%        6.3%         13.4%         9.7%      6.9%
                                        ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes       68.2%       79.5%      77.9%       73.8%         78.2%        82.9%     71.8%
                                        ====================================================================================

OTHER
Loss and loss adjustment expense ratio      40.3%      100.9%      44.6%       68.4%         99.5%        24.1%     57.7%
Other expense ratio                         39.9%       35.4%      50.7%       42.7%         34.2%        38.8%     52.0%
                                        ------------------------------------------------------------------------------------
    Total combined ratio (1)                80.2%      136.3%      95.3%      111.1%        133.7%        62.9%    109.7%
Effect of catastrophe losses                 0.0%        0.0%       0.0%        0.0%          0.0%         0.0%      0.0%
                                        ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes       80.2%      136.3%      95.3%      111.1%        133.7%        62.9%    109.7%
                                        ====================================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                           $9          $6         $0          $3            $1           $7        $1
Homeowners                                    104          31         16          12            24           17        12
Other                                           0           0          0           0             0            0         0
                                        ------------------------------------------------------------------------------------
Total                                        $113         $37        $16         $15           $25          $24       $13
                                        ====================================================================================

Catastrophe points on combined ratios        15.3         5.0        2.3         1.9           3.4          3.2       1.8
                                        ------------------------------------------------------------------------------------

(1) The combined ratio reflects payment fees as a credit to Other Expenses, for the three months ended September 30, 2004, June 30, 2004 and March 31, 2004, which resulted in a 0.7, 0.7 and 0.8 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners & Other were 0.8, 0.4, 0.7, of a percentage point, respectively, for September 30, 2004, 0.8, 0.5 and 0.6 of a percentage point, respectively, for June 30, 2004 and 0.9, 0.5 and 0.4 of a percentage point, respectively, for March 31, 2004.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                     2004        2004       2004        2003           2003        2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                            $445       $405       $412        $448           $445        $390       $395
Universal life and investment-type product
       policy fees                                    91         86         83          80             70          71         51
Investment income, net                               151        137        123         129            119         131        123
Other revenues                                         2          8          4          26             20          26          8
                                               ------------------------------------------------------------------------------------
                                                     689        636        622         683            654         618        577
                                               ------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                  432        413        388         428            410         294        377
Interest credited to policyholder account
       balances                                       37         32         37          36             34          36         37
Capitalization of deferred policy acquisition
       costs                                        (103)       (93)       (71)        (90)           (72)        (59)       (66)
Amortization of deferred policy acquisition
       costs                                          32         36         31          73             41          77         34
Other expenses                                       222        194        172         204            187         177        153
                                               ------------------------------------------------------------------------------------
                                                     620        582        557         651            600         525        535
                                               ------------------------------------------------------------------------------------
Operating earnings before provision (benefit)
       for income taxes                               69         54         65          32             54          93         42
Provision (benefit) for income taxes                  24         13         21          (2)            17          (9)        14
                                               ------------------------------------------------------------------------------------
OPERATING EARNINGS                                   $45        $41        $44         $34            $37        $102  (3)   $28
                                               ====================================================================================
NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                   $45        $41        $44         $34            $37        $102        $28
       Net investment gains (losses)                   3         (2)        26           0              8          (1)         0
       Minority interest - net investment
         gains (losses)                                0          0          0           0              0           0          0
       Net investment gains (losses) tax
         benefit (provision)                          (1)        (1)        (6)         (1)             6          (3)         0
                                               ------------------------------------------------------------------------------------
Net investment gains (losses), net of income
       taxes                                           2         (3)        20          (1)            14          (4)         0
       Adjustments related to policyholder
         benefits and dividends                      (14)        49          3          (3)             0           0          0
       Adjustments related to other expenses           0          0          0           0              0           0          0
       Adjustments related to tax benefit
         (provision)                                   5        (17)        (1)          1              0           0          0
                                               ------------------------------------------------------------------------------------
Adjustments related to net investment gains
       (losses), net of income taxes                  (9)        32          2          (2)             0           0          0
Cumulative effect of a change in accounting,
       net of income taxes (2)                         0          0        (30)          0              0           0          0
                                               ------------------------------------------------------------------------------------
Net income                                           $38        $70        $36         $31            $51         $98        $28
                                               ====================================================================================

                                                                     For the Year-to-Date Period Ended
                                               ---------------------------------------------------------------
                                               September 30,  June 30,  December 31,  September 30,  June 30,
Unaudited (Dollars in millions)                     2004        2004        2003           2003        2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                         $1,262        $817      $1,678         $1,230        $785
Universal life and investment-type product
       policy fees                                  260         169         272            192         122
Investment income, net                              411         260         502            373         254
Other revenues                                       14          12          80             54          34
                                               ---------------------------------------------------------------
                                                  1,947       1,258       2,532          1,849       1,195
                                               ---------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends               1,233         801       1,509          1,081         671
Interest credited to policyholder account
       balances                                     106          69         143            107          73
Capitalization of deferred policy acquisition
       costs                                       (267)       (164)       (287)          (197)       (125)
Amortization of deferred policy acquisition
       costs                                         99          67         225            152         111
Other expenses                                      588         366         721            517         330
                                               ---------------------------------------------------------------
                                                  1,759       1,139       2,311          1,660       1,060
                                               ---------------------------------------------------------------
Operating earnings before provision (benefit)
       for income taxes                             188         119         221            189         135
Provision (benefit) for income taxes                 58          34          20             22           5
                                               ---------------------------------------------------------------
OPERATING EARNINGS                                 $130         $85        $201           $167        $130 (3)
                                               ===============================================================
NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                 $130         $85        $201           $167        $130
       Net investment gains (losses)                 27          24           7              7          (1)
       Minority interest - net investment
         gains (losses)                               0           0           0              0           0
       Net investment gains (losses) tax
         benefit (provision)                         (8)         (7)          2              3          (3)
                                               ---------------------------------------------------------------
Net investment gains (losses), net of income
       taxes                                         19          17           9             10          (4)
       Adjustments related to policyholder
         benefits and dividends                      38          52          (3)             0           0
       Adjustments related to other expenses          0           0           0              0           0
       Adjustments related to tax benefit
         (provision)                                (13)        (18)          1              0           0
                                               ---------------------------------------------------------------
Adjustments related to net investment gains
       (losses), net of income taxes                 25          34          (2)             0           0
Cumulative effect of a change in accounting,
       net of income taxes (2)                      (30)        (30)          0              0           0
                                               ---------------------------------------------------------------
Net income                                         $144        $106        $208           $177        $126
                                               ===============================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004, an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by zero in accordance with the SOP 03-1 Technical Practice Aid.

(3) Operating earnings for the period ended June 30, 2003 includes $62 million earnings, net of income taxes, from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                     2004        2004      2004         2003           2003        2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                                       $822        $807      $816         $949           $579        $588       $552
Investment income, net                               144         136       130          120            122         121        110
Other revenues                                        14          15        12           14             11          12         12
                                               ------------------------------------------------------------------------------------
                                                     980         958       958        1,083            712         721        674
                                               ------------------------------------------------------------------------------------

EXPENSES
Claims and other policy benefits                     675         651       659          788            470         466        433
Interest credited to policyholder account
      balances                                        48          52        51           49             47          45         43
Policy acquisition costs and other
      insurance expenses                             156         133       139          130            112         116        108
Other expenses                                        47          46        45           54             33          38         36
                                               ------------------------------------------------------------------------------------
                                                     926         882       894        1,021            662         665        620
                                               ------------------------------------------------------------------------------------
Operating earnings before provision for
      income taxes and minority interest              54          76        64           62             50          56         54
Provision for income taxes                             9          13         9           11              9          11         10
                                               ------------------------------------------------------------------------------------
Operating earnings before minority interest           45          63        55           51             41          45         44

Elimination of minority interest, before tax          31          40        37           31             23          26         24
                                               ------------------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                              $14         $23       $18          $20            $18         $19        $20
                                               ====================================================================================

NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                   $14         $23       $18          $20            $18         $19        $20
      Net investment gains (losses)                  (17)         32        21           25              5           5         (4)
      Minority interest - net investment
        gains (losses)                                 2          (8)       (8)          (9)            (2)         (2)         4
      Net investment gains (losses) tax
        benefit (provision)                            6          (9)       (4)          (5)            (2)          0          0
                                               ------------------------------------------------------------------------------------
Net investment gains (losses), net of
        income taxes                                  (9)         15         9           11              1           3          0
      Adjustments related to policyholder
        benefits and dividends                         0           0         0            0              0           0          0
      Adjustments related to other expenses           14         (13)       (4)           0              0           0          0
      Adjustments related to tax benefit
        (provision)                                   (5)          5         1            0              0           0          0
                                               ------------------------------------------------------------------------------------
Adjustments related to net investment gains
      (losses), net of income taxes                    9          (8)       (3)           0              0           0          0
Cumulative effect of a change in accounting,
      net of income taxes (2)                          0           0         5            0              0           0          0
                                               ------------------------------------------------------------------------------------
Net income                                           $14         $30       $29          $31            $19         $22        $20
                                               ====================================================================================

                                                                     For the Year-to-Date Period Ended
                                               --------------------------------------------------------------
                                               September 30,  June 30,  December 31,  September 30,  June 30,
Unaudited (Dollars in millions)                    2004         2004        2003          2003         2003
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                                      $2,445     $1,623      $2,668        $1,719       $1,140
Investment income, net                                410        266         473           353          231
Other revenues                                         41         27          49            35           24
                                               --------------------------------------------------------------
                                                    2,896      1,916       3,190         2,107        1,395
                                               --------------------------------------------------------------

EXPENSES
Claims and other policy benefits                    1,985      1,310       2,157         1,369          899
Interest credited to policyholder account
      balances                                        151        103         184           135           88
Policy acquisition costs and other
      insurance expenses                              428        272         466           336          224
Other expenses                                        138         91         161           107           74
                                               --------------------------------------------------------------
                                                    2,702      1,776       2,968         1,947        1,285
                                               --------------------------------------------------------------
Operating earnings before provision for
      income taxes and minority interest              194        140         222           160          110
Provision for income taxes                             31         22          41            30           21
                                               --------------------------------------------------------------
Operating earnings before minority interest           163        118         181           130           89

Elimination of minority interest, before tax          108         77         104            73           50
                                               --------------------------------------------------------------
CONTRIBUTION TO METLIFE                               $55        $41         $77           $57          $39
                                               ==============================================================

NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                    $55        $41         $77           $57          $39
      Net investment gains (losses)                    36         53          31             6            1
      Minority interest - net investment
        gains (losses)                                (14)       (16)         (9)            0            2
      Net investment gains (losses) tax
        benefit (provision)                            (7)       (13)         (7)           (2)           0
                                               --------------------------------------------------------------
Net investment gains (losses), net of
        income taxes                                   15         24          15             4            3
      Adjustments related to policyholder
        benefits and dividends                          0          0           0             0            0
      Adjustments related to other expenses            (3)       (17)          0             0            0
      Adjustments related to tax benefit
        (provision)                                     1          6           0             0            0
                                               --------------------------------------------------------------
Adjustments related to net investment gains
      (losses), net of income taxes                    (2)       (11)          0             0            0
Cumulative effect of a change in accounting,
      net of income taxes (2)                           5          5           0             0            0
                                               --------------------------------------------------------------
Net income                                            $73        $59         $92           $61          $42
                                               ==============================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amortization of deferred policy acquisition costs.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. In September, 2004 an AICPA Technical Practice Aid ("SOP 03-1 Technical Practice Aid") was issued which clarifies recognition of certain liabilities to comply with SOP 03-1. The cumulative effect of a change in accounting, net of income taxes, for the three months ended March 31, 2004 was adjusted by a $2 million benefit in accordance with the SOP 03-1 Technical Practice Aid.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                     2004        2004      2004         2003          2003         2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
     OPERATING EARNINGS BY REGION
United States                                        $69          $60       $52         $52           $38          $49       $45
Canada                                                16           15        16          14            13           12        11
Latin America                                          0            0         0           0             0            0         0
Asia-Pacific                                          (2)           5         6           7             7            4         2
Other international markets                            9           11         3           8             3            3         2
Corporate                                            (38)         (15)      (13)        (19)          (11)         (12)       (6)
                                               ------------------------------------------------------------------------------------
     Total pre-tax and pre-minority interest
         operating earnings                          $54          $76       $64         $62           $50          $56       $54
                                               ====================================================================================

POLICY BENEFITS AND INTEREST
     SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                  $4,458       $4,385    $4,636      $4,386        $3,743       $3,721    $3,653
Asset intensive                                    3,893        3,645     3,343       3,201         3,029        2,918     2,718
Other                                                 58          125       120         112           113          110       112
                                               ------------------------------------------------------------------------------------
     Total U.S.                                    8,409        8,155     8,099       7,699         6,885        6,749     6,483
                                               ------------------------------------------------------------------------------------

Canada                                             1,243        1,167     1,151       1,270         1,049        1,049       972
Latin America                                          0            0         0           0             0            0         0
Asia-Pacific                                         456          357       420         409           376          344       302
Other international markets                          549          497       499         405           368          316       271
                                               ------------------------------------------------------------------------------------
     Total International                           2,248        2,021     2,070       2,084         1,793        1,709     1,545
                                               ------------------------------------------------------------------------------------
Total policy benefits and interest sensitive
     contract liabilities                        $10,657      $10,176   $10,169      $9,783        $8,678       $8,458    $8,028
                                               ====================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
ASSET MANAGEMENT OPERATIONS (1)
STATEMENTS OF OPERATING EARNINGS
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Asset Management Operations                         2004        2004      2004         2003          2003         2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Investment and advisory service fees
     Mutual funds                                    $23         $23       $22          $20           $20          $17       $16
     MetLife and affiliates separately
       managed accounts                                9           9         9            9             9            9         9
     Third party client separate accounts             22          44        13           16            13           16        10
Other revenues                                        13          15        14           13            11           11        10
                                               ------------------------------------------------------------------------------------
                                                      67          91        58           58            53           53        45
                                               ------------------------------------------------------------------------------------

EXPENSES
Employee compensation and benefits                    30          36        21           22            21           20        22
Promoting and servicing                               10          12         8           11             6            7         7
General and administrative                            15          17        20           15            20           17        14
                                               ------------------------------------------------------------------------------------
                                                      55          65        49           48            47           44        43
                                               ------------------------------------------------------------------------------------
Operating earnings before provision for
       income taxes                                   12          26         9           10             6            9         2
Provision for income taxes                             5          10         4            4             2            4         1
                                               ------------------------------------------------------------------------------------
OPERATING EARNINGS                                    $7         $16        $5           $6            $4           $5        $1
                                               ====================================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                    $7         $16        $5           $6            $4           $5        $1
     Net investment gains (losses)                     0           0         0           (1)            2            0         8
     Minority interest - net investment
       gains (losses)                                  0           0         0            0             0            0         0
     Net investment gains (losses) tax
       benefit (provision)                             0           0         0            0             0            0        (3)
                                               ------------------------------------------------------------------------------------
Net investment gains (losses), net of
     income taxes                                      0           0         0           (1)            2            0         5
     Adjustments related to policyholder
       benefits and dividends                          0           0         0            0             0            0         0
     Adjustments related to other expenses             0           0         0            0             0            0         0
     Adjustments related to tax benefit
       (provision)                                     0           0         0            0             0            0         0
                                               ------------------------------------------------------------------------------------
Adjustments related to net investment gains
     (losses), net of income taxes                     0           0         0            0             0            0         0
Cumulative effect of a change in accounting,
     net of income taxes                               0           0         0            0             0            0         0
                                               ------------------------------------------------------------------------------------
Net income                                            $7         $16        $5           $5            $6           $5        $6
                                               ====================================================================================

                                                                     For the Year-to-Date Period Ended
                                               --------------------------------------------------------------
                                               September 30,  June 30,  December 31,  September 30,  June 30,
Asset Management Operations                        2004         2004        2003           2003        2003
-------------------------------------------------------------------------------------------------------------
REVENUES
Investment and advisory service fees
     Mutual funds                                   $68          $45         $73            $53         $33
     MetLife and affiliates separately
       managed accounts                              27           18          36             27          18
     Third party client separate accounts            79           57          55             39          26
Other revenues                                       42           29          45             32          21
                                               --------------------------------------------------------------
                                                    216          149         209            151          98
                                               --------------------------------------------------------------

EXPENSES
Employee compensation and benefits                   87           57          85             63          42
Promoting and servicing                              30           20          31             20          14
General and administrative                           52           37          66             51          31
                                               --------------------------------------------------------------
                                                    169          114         182            134          87
                                               --------------------------------------------------------------
Operating earnings before provision for
       income taxes                                  47           35          27             17          11
Provision for income taxes                           19           14          11              7           5
                                               --------------------------------------------------------------
OPERATING EARNINGS                                  $28          $21         $16            $10          $6
                                               ==============================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                  $28          $21         $16            $10          $6
     Net investment gains (losses)                    0            0           9             10           8
     Minority interest - net investment
       gains (losses)                                 0            0           0              0           0
     Net investment gains (losses) tax
       benefit (provision)                            0            0          (3)            (3)         (3)
                                               --------------------------------------------------------------
Net investment gains (losses), net of
     income taxes                                     0            0           6              7           5
     Adjustments related to policyholder
       benefits and dividends                         0            0           0              0           0
     Adjustments related to other expenses            0            0           0              0           0
     Adjustments related to tax benefit
       (provision)                                    0            0           0              0           0
                                               --------------------------------------------------------------
Adjustments related to net investment gains
     (losses), net of income taxes                    0            0           0              0           0
Cumulative effect of a change in accounting,
     net of income taxes                              0            0           0              0           0
                                               --------------------------------------------------------------
Net income                                          $28          $21         $22            $17         $11
                                               ==============================================================

(1) As previously reported, the Company entered into an agreement to sell its wholly-owned subsidiary SSRM Holdings, Inc. to a third party which is expected to close in early 2005.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
ASSET MANAGEMENT OPERATIONS
CHANGE IN ASSETS UNDER MANAGEMENT AND
COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                             At or for the Three Months Ended
                                         -------------------------------------------------------------------------------------
                                         September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)               2004        2004       2004        2003           2003        2003      2003
------------------------------------------------------------------------------------------------------------------------------
CHANGE IN ASSETS
Beginning assets                            $51,727     $50,443    $47,518     $45,711        $46,130     $43,552   $44,577
Contributions                                 1,675       3,266      3,183       1,983          1,190       1,564     1,004
Redemptions                                  (1,930)     (1,713)    (1,798)     (2,215)        (2,039)     (2,040)   (2,063)
Market appreciation                             668        (269)     1,540       2,039            430       3,054        34
                                         -------------------------------------------------------------------------------------
Ending Carrying Value                       $52,140     $51,727    $50,443     $47,518        $45,711     $46,130   $43,552
                                         =====================================================================================

ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH

MetLife Separate Account                    $17,109     $16,695    $17,307     $16,762        $17,244     $17,499   $17,160
MetLife Retail Funds                          7,744       7,958      7,394       7,362          6,894       6,759     5,618
Third Party Individual and Retail Funds       9,787      10,112      9,819       9,255          8,140       7,854     6,966
Third Party Institutional                    17,500      16,962     15,923      14,139         13,433      14,018    13,808
                                         -------------------------------------------------------------------------------------
       Total State Street Research          $52,140     $51,727    $50,443     $47,518        $45,711     $46,130   $43,552
                                         =====================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                   For the Three Months Ended
                                               ------------------------------------------------------------------------------------
                                               September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                     2004        2004      2004         2003          2003         2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                            ($5)        ($4)      ($1)         ($5)          ($4)         ($5)      ($4)
Universal life and investment-type product
       policy fees                                    2           0         0            0             0            0         0
Investment income, net                              112         145        67           77            64           42        69
Other revenues                                        7          (7)        7           (6)           18           15        12
                                               ------------------------------------------------------------------------------------
                                                    116         134        73           66            78           52        77
                                               ------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                   1           2         2            0             2            0         2
Interest credited to policyholder account
       balances                                       0           0         0            0             0            0         0
Interest expense                                     94          88        78           91            77           88        94
Other expenses                                       29          60        39           21           (30)         (65)       24
                                               ------------------------------------------------------------------------------------
                                                    124         150       119          112            49           23       120
                                               ------------------------------------------------------------------------------------

Operating earnings before (benefit)
       provision for income taxes                    (8)        (16)      (46)         (46)           29           29       (43)
Benefit for income taxes                            (34)       (111)      (28)         (48)          (51)         (12)      (31)
                                               ------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                           $26 (2)     $95 (3)  ($18)          $2           $80  (4)     $41  (5) ($12)
                                               ====================================================================================

NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                  $26         $95      ($18)          $2           $80          $41      ($12)
       Net investment gains (losses)                (17)         83         4          420           (32)         (36)      (33)
       Minority interest - net investment
         gains (losses)                               0           0         0            0             0            0         0
       Net investment gains (losses) tax
         benefit (provision)                          3         (31)       (2)        (157)           24           10        11
                                               ------------------------------------------------------------------------------------
Net investment gains (losses), net of income
         taxes                                      (14)         52         2          263            (8)         (26)      (22)
       Adjustments related to policyholder
         benefits and dividends                       0           0         0          (46)            0            0         0
       Adjustments related to other expenses          0           0         0           (2)            0            0         0
       Adjustments related to tax benefit
         (provision)                                  1           0         0           17             1            1        (1)
                                               ------------------------------------------------------------------------------------
Adjustments related to net investment gains
       (losses), net of income taxes                  1           0         0          (31)            1            1        (1)
Cumulative effect of a change in accounting,
       net of income taxes                            0           0        (1)           0             0            0         0
                                               ------------------------------------------------------------------------------------
Net income                                          $13        $147      ($17)        $234           $73          $16      ($35)
                                               ====================================================================================

                                                                     For the Year-to-Date Period Ended
                                               ---------------------------------------------------------------
                                               September 30,  June 30,  December 31,  September 30,  June 30,
Unaudited (Dollars in millions)                     2004        2004        2003          2003         2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                            ($10)       ($5)       ($18)         ($13)         ($9)
Universal life and investment-type product
       policy fees                                     2          0           0             0            0
Investment income, net                               324        212         252           175          111
Other revenues                                         7          0          39            45           27
                                               ---------------------------------------------------------------
                                                     323        207         273           207          129
                                               ---------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                    5          4           4             4            2
Interest credited to policyholder account
       balances                                        0          0           0             0            0
Interest expense                                     260        166         350           259          182
Other expenses                                       128         99         (50)          (71)         (41)
                                               ---------------------------------------------------------------
                                                     393        269         304           192          143
                                               ---------------------------------------------------------------

Operating earnings before (benefit)
       provision for income taxes                    (70)       (62)        (31)           15          (14)
Benefit for income taxes                            (173)      (139)       (142)          (94)         (43)
                                               ---------------------------------------------------------------
OPERATING EARNINGS (LOSS)                           $103 (2)    $77 (3)    $111          $109  (4)     $29 (5)
                                               ===============================================================

NET INCOME RECONCILIATION (1)
-----------------------------
Operating earnings                                  $103        $77        $111          $109          $29
       Net investment gains (losses)                  70         87         319          (101)         (69)
       Minority interest - net investment
         gains (losses)                                0          0           0             0            0
       Net investment gains (losses) tax
         benefit (provision)                         (30)       (33)       (112)           45           21
                                               ---------------------------------------------------------------
Net investment gains (losses), net of income
         taxes                                        40         54         207           (56)         (48)
       Adjustments related to policyholder
         benefits and dividends                        0          0         (46)            0            0
       Adjustments related to other expenses           0          0          (2)            0            0
       Adjustments related to tax benefit
         (provision)                                   1          0          18             1            0
                                               ---------------------------------------------------------------
Adjustments related to net investment gains
       (losses), net of income taxes                   1          0         (30)            1            0
Cumulative effect of a change in accounting,
       net of income taxes                            (1)        (1)          0             0            0
                                               ---------------------------------------------------------------
Net income                                          $143       $130        $288           $54         ($19)
                                               ===============================================================

(1) Adjustments related to net investment gains (losses), net of income taxes, includes amounts allocable to certain participating contracts.

(2) Operating earnings for the three months ended September 30, 2004 includes a $9 million benefit, from a revision of the estimate of income taxes for 2003.

(3) Operating earnings for the period ended June 30, 2004 includes a $32 million charge, net of income taxes, from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company and a $105 million benefit related to a previously disclosed resolution of an IRS audit.

(4) Operating earnings for the period ended September 30, 2003 includes a $28 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(5) Operating earnings for the period ended June 30, 2003 includes a $64 million benefit, net of income taxes, from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                            At or for the Three Months Ended
                                         --------------------------------------------------------------------------------------
                                         September 30,   June 30,  March 31,  December 31,  September 30,   June 30,  March 31,
Unaudited (Dollars in millions)              2004          2004       2004        2003          2003          2003       2003
-------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                    6.44%         6.64%      6.62%       6.92%         6.83%         6.87%      7.01%
Income                                      $2,246        $2,291     $2,232      $2,245        $2,140        $2,073     $2,044
Investment gains (losses)                      $61           ($3)       $34       ($183)         ($23)         ($43)     ($149)
Ending Carrying Value                     $176,091      $170,192   $174,100    $167,752      $159,940      $158,822   $144,341

MORTGAGE LOANS
Yield (3)                                    7.02%         6.83%      6.81%       7.61%         7.37%         7.50%      7.51%
Income                                        $507          $468       $449        $493          $468          $472       $470
Investment gains (losses)                      ($8)           $0         $0          $2          ($36)          ($8)      ($14)
Ending Carrying Value                      $29,620       $28,118    $26,562     $26,249       $25,535       $25,289    $25,046

REAL ESTATE AND REAL ESTATE
      JOINT VENTURES (8)
Yield (3)                                   10.53%        13.36%     11.85%      11.06%        10.14%        11.20%     11.16%
Income (4)                                    $111          $148       $139        $137          $124          $125       $127
Investment gains (losses) (5)                  ($5)         $133        $21        $344           $10           ($6)       $92
Ending Carrying Value                       $4,281        $4,154     $4,699      $4,680        $5,255        $4,491     $4,475

POLICY LOANS
Yield (3)                                    6.14%         6.13%      6.12%       6.15%         6.54%         6.46%      6.47%
Income                                        $135          $134       $134        $135          $141          $139       $139
Ending Carrying Value                       $8,801        $8,766     $8,758      $8,749        $8,668        $8,627     $8,615

EQUITY SECURITIES AND OTHER LIMITED
      PARTNERSHIP INTERESTS (1) (8)
Yield (3)                                    7.37%        10.27%      3.03%       3.80%        (1.26%)        3.62%      6.11%
Income                                         $76          $100        $29         $36          ($11)          $32        $54
Investment gains (losses)                      $96           $87         $0         $33           ($6)           $1       ($71)
Ending Carrying Value                       $4,743        $4,549     $4,305      $4,198        $4,218        $4,117     $3,867

CASH AND SHORT-TERM INVESTMENTS (1) (8)
Yield (3)                                    3.14%         2.37%      2.67%       1.67%         1.95%         2.23%      4.57%
Income                                         $43           $30        $30         $24           $35           $42        $64
Investment gains (losses)                       $0            $0         $0          $5            $0            $0        ($4)
Ending Carrying Value                       $6,095        $6,548     $5,144      $5,559        $8,090        $8,354     $8,126

OTHER INVESTED ASSETS (6) (7) (8) (9)
Yield (3)                                    5.57%         4.35%      5.11%       7.78%         9.32%         8.47%      8.45%
Income                                         $55           $47        $52         $74           $84           $69        $63
Investment gains (losses) (9)                  $34          ($60)       $68        ($62)         ($96)           $2       ($24)
Ending Carrying Value                       $4,406        $5,119     $5,094      $4,645        $4,617        $4,261     $3,948

TOTAL INVESTMENTS
Gross investment income yield                6.51%         6.72%      6.56%       6.88%         6.66%         6.82%      7.10%
Investment fees and expenses yield          (0.13%)       (0.13%)    (0.14%)     (0.16%)       (0.15%)       (0.14%)    (0.15%)
                                         --------------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                  6.38%         6.59%      6.42%       6.72%         6.51%         6.68%      6.95%
                                         ======================================================================================

Gross investment income                     $3,173        $3,218     $3,065      $3,144        $2,981        $2,952     $2,961
Investment fees and expenses (8)               (65)          (61)       (64)        (74)          (67)          (63)       (62)
                                         --------------------------------------------------------------------------------------
NET INVESTMENT INCOME                       $3,108        $3,157     $3,001      $3,070        $2,914        $2,889     $2,899
                                         ======================================================================================
Ending Carrying Value                     $234,037      $227,446   $228,662    $221,832      $216,323      $213,961   $198,418
                                         ======================================================================================

Gross investment gains                        $351          $411       $243        $564          $153          $137       $221
Gross investment losses                       (201)         (126)       (85)       (280)         (106)          (85)       (89)
Writedowns                                     (44)          (77)       (12)        (73)          (89)         (103)      (268)
                                         --------------------------------------------------------------------------------------
Subtotal                                       106           208        146         211           (42)          (51)      (136)
Derivative & other instruments not
       qualifying for hedge accounting          72           (51)       (23)        (72)         (109)           (3)       (34)
                                         --------------------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                  178           157        123         139          (151)          (54)      (170)
Minority interest - net investment
       gains (losses)                            2            (8)        (8)         (9)           (2)           (2)         4
Net investment gains (losses) tax
       benefit (provision) (7)                 (62)          (47)       (39)        (58)           85            16         58
                                         --------------------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF
       INCOME TAXES                           $118          $102        $76         $72          ($68)         ($40)     ($108)
                                         ======================================================================================

(1) Included in ending assets, investment income and investment gains (losses) is $2,316 million, $22 million, and $16 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for the three months ended September 30, 2004.

(2) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(3) Yields are annualized and based on quarterly average carrying values.

(4) Included in income from real estate and real estate joint ventures is $2 million , $25 million, $18 million, $23 million, $23 million, $13 million, and $18 million related to discontinued operations for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
    September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is ($16) million, $132 million, $20 million, $323 million, $7 million, $0 million, and $90 million related to discontinued operations for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003,
    respectively.

(6) Included in invested income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $12 million, $22 million, $14 million, $29 million, $35 million, $12 million, and $8 million for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
    September 30, 2003, June 30, 2003, and March 31, 2003, respectively. These amounts are excluded from net investment gains (losses) in other invested assets.

(7) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

(8) Included in investment income from real estate, equity securities, cash, other invested assets, and investment fees & expenses is a total of $16 million, $16 million, $16 million, $15 million, $14 million, $14 million, and $13 million related to discontinued operations pertaining to the sale of State Street Research Management for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003,
    June 30, 2003, and March 31, 2003, respectively.

(9) Included in investment related gains (losses) from other invested assets is $0 million , $0 million, $0 million, $0 million, $2 million, $0 million, and $8 million related to discontinued operations pertaining to the sale of State Street Research Management for the three months ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003,
    June 30, 2003, and March 31, 2003, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                               At or for the Year-to-date
                                         ----------------------------------------------------------------------------------------
                                         September 30,  June 30,   March 31,   December 31,  September 30,  June 30,   March 31,
Unaudited (Dollars in millions)               2004        2004        2004         2003           2003        2003        2003
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                      6.58%        6.64%       6.62%        6.89%          6.89%       6.91%      7.01%
Income                                       $6,769       $4,523      $2,232       $8,502         $6,257      $4,117     $2,044
Investment gains (losses)                       $92          $31         $34        ($398)         ($215)      ($192)     ($149)
Ending Carrying Value                      $176,091     $170,192    $174,100     $167,752       $159,940    $158,822   $144,341

MORTGAGE LOANS
Yield (3)                                      6.87%        6.80%       6.81%        7.48%          7.45%       7.50%      7.51%
Income                                       $1,424         $917        $449       $1,903         $1,410        $942       $470
Investment gains (losses)                       ($8)          $0          $0         ($56)          ($58)       ($22)      ($14)
Ending Carrying Value                       $29,620      $28,118     $26,562      $26,249        $25,535     $25,289    $25,046

REAL ESTATE AND REAL ESTATE
      JOINT VENTURES (8)
Yield (3)                                     11.91%       12.71%      11.85%       10.90%         10.63%      11.14%     11.16%
Income (4)                                     $398         $287        $139         $513           $376        $252       $127
Investment gains (losses) (5)                  $149         $154         $21         $440            $96         $86        $92
Ending Carrying Value                        $4,281       $4,154      $4,699       $4,680         $5,255      $4,491     $4,475

POLICY LOANS
Yield (3)                                      6.13%        6.12%       6.12%        6.40%          6.49%       6.47%      6.47%
Income                                         $403         $268        $134         $554           $419        $278       $139
Ending Carrying Value                        $8,801       $8,766      $8,758       $8,749         $8,668      $8,627     $8,615

EQUITY SECURITIES AND OTHER LIMITED
      PARTNERSHIP INTERESTS (1) (8)
Yield (3)                                      6.92%        6.70%       3.03%        3.02%          2.73%       4.80%      6.11%
Income                                         $205         $129         $29         $111            $75         $86        $54
Investment gains (losses)                      $183          $87          $0         ($43)          ($76)       ($70)      ($71)
Ending Carrying Value                        $4,743       $4,549      $4,305       $4,198         $4,218      $4,117     $3,867

CASH AND SHORT-TERM INVESTMENTS (1) (8)
Yield (3)                                      2.75%        2.45%       2.67%        2.73%          2.93%       3.40%      4.57%
Income                                         $103          $60         $30         $165           $141        $106        $64
Investment gains (losses)                        $0           $0          $0           $1            ($4)        ($4)       ($4)
Ending Carrying Value                        $6,095       $6,548      $5,144       $5,559         $8,090      $8,354     $8,126

OTHER INVESTED ASSETS (6) (7) (8) (9)
Yield (3)                                      5.10%        4.76%       5.11%        8.53%          8.75%       8.43%      8.45%
Income                                         $154          $99         $52         $290           $216        $132        $63
Investment gains (losses) (9)                   $42           $8         $68        ($180)         ($118)       ($22)      ($24)
Ending Carrying Value                        $4,406       $5,119      $5,094       $4,645         $4,617      $4,261     $3,948

TOTAL INVESTMENTS

Gross investment income yield                  6.60%        6.64%       6.56%        6.86%          6.85%       6.94%      7.10%
Investment fees and expenses yield            (0.13%)      (0.13%)     (0.14%)      (0.15%)        (0.15%)     (0.15%)    (0.15%)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                    6.47%        6.51%       6.42%        6.71%          6.70%       6.79%      6.95%
                                         ========================================================================================

Gross investment income                      $9,456       $6,283      $3,065      $12,038         $8,894      $5,913     $2,961
Investment fees and expenses (8)               (190)        (125)        (64)        (266)          (192)       (125)       (62)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                        $9,266       $6,158      $3,001      $11,772         $8,702      $5,788     $2,899
                                         ========================================================================================
Ending Carrying Value                      $234,037     $227,446    $228,662     $221,832       $216,323    $213,961   $198,418
                                         ========================================================================================


Gross investment gains                       $1,005         $654        $243       $1,075           $511        $358       $221
Gross investment losses                        (412)        (211)        (85)        (560)          (280)       (174)       (89)
Writedowns                                     (133)         (89)        (12)        (533)          (460)       (371)      (268)
                                         ----------------------------------------------------------------------------------------
Subtotal                                        460          354         146          (18)          (229)       (187)      (136)
Derivative & other instruments not
       qualifying for hedge accounting           (2)         (74)        (23)        (218)          (146)        (37)       (34)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                   458          280         123         (236)          (375)       (224)      (170)
Minority interest - net investment
       gains (losses)                           (14)         (16)         (8)          (9)             0           2          4
Net investment gains (losses) tax
       benefit (provision) (7)                 (148)         (86)        (39)         101            159          74         58
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES), NET OF
       INCOME TAXES                            $296         $178         $76        ($144)         ($216)      ($148)     ($108)
                                         ========================================================================================

(1) Included in ending assets, investment income and investment gains (losses) is $2,316 million, $64 million, and $23 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for year-to-date September 30, 2004.

(2) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(3) Yields are annualized and based on year-to-date average carrying values.

(4) Included in income from real estate and real estate joint ventures is $44 million, $43 million, $18 million, $77 million, $54 million, $31 million, and $18 million related to discontinued operations for year-to-date September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003,
    September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(5) Included in investment gains (losses) from real estate and real estate joint ventures is $136 million, $152 million, $20 million, $421 million, $98 million, $90 million, and $90 million related to discontinued operations for year-to-date September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(6) Included in invested income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $48 million, $36 million, $14 million, $84 million, $55 million, $20 million, and $8 million for year-to-date September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30,
    2003, June 30, 2003, and March 31, 2003, respectively. These amounts are excluded from net investment gains (losses) in other invested assets.

(7) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

(8) Included in investment income from real estate, equity securities, cash, other invested assets, and investment fees & expenses is a total of $47 million , $31 million, $16 million, $56 million, $41 million, $27 million, and $13 million related to discontinued operations pertaining to the sale of State Street Research Management for year-to-date September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30,
    2003, and March 31, 2003, respectively.

(9) Included in investment related gains (losses) from other invested assets is $0 million , $0 million, $0 million, $10 million, $10 million, $8 million, and $8 million related to discontinued operations pertaining to the sale of State Street Research Management for year-to-date September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30,
    2003, and March 31, 2003, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITIES (1) (2)

                                       At September 30, 2004   At June 30, 2004    At March 31, 2004    At December 31, 2003
                                       -------------------------------------------------------------------------------------
Unaudited (Dollars in millions)        Amount     % of Total  Amount  % of Total  Amount   % of Total   Amount    % of Total
----------------------------------------------------------------------------------------------------------------------------
Less than 20%                            $530        90.8%    $1,735     96.6%       $364     86.3%       $677       91.1%
20% or more for less than six months       44         7.5%        47      2.6%         52     12.3%         22        3.0%
20% or more for six months or greater      10         1.7%        15      0.8%          6      1.4%         44        5.9%
                                       -------------------------------------------------------------------------------------
     Total Gross Unrealized Losses       $584       100.0%    $1,797    100.0%       $422    100.0%       $743      100.0%
                                       =====================================================================================
     Total Gross Unrealized Gains      $9,703                 $7,087              $12,137              $10,162
                                       =====================================================================================

                                       At September 30, 2003    At June 30, 2003   At March 31, 2003
                                       --------------------------------------------------------------
Unaudited (Dollars in millions)         Amount    % of Total   Amount  % of Total  Amount  % of Total
-----------------------------------------------------------------------------------------------------
Less than 20%                             $826       83.4%       $612     76.8%      $773     61.0%
20% or more for less than six months        82        8.3%         74      9.3%       216     17.0%
20% or more for six months or greater       82        8.3%        111     13.9%       279     22.0%
                                       --------------------------------------------------------------
     Total Gross Unrealized Losses        $990      100.0%       $797    100.0%    $1,268    100.0%
                                       ==============================================================
     Total Gross Unrealized Gains      $10,945                $12,563              $9,643
                                       ==============================================================

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES (1) (2)

                                       At September 30, 2004   At June 30, 2004    At March 31, 2004    At December 31, 2003
                                       -------------------------------------------------------------------------------------
Unaudited (Dollars in millions)        Amount     % of Total  Amount  % of Total  Amount   % of Total   Amount    % of Total
----------------------------------------------------------------------------------------------------------------------------
Less than 20%                             $10        40.0%       $13     44.8%        $5      45.5%         $6      100.0%
20% or more for less than six months       15        60.0%        16     55.2%         6      54.5%          0        0.0%
20% or more for six months or greater       0         0.0%         0      0.0%         0       0.0%          0        0.0%
                                       -------------------------------------------------------------------------------------
     Total Gross Unrealized Losses        $25       100.0%       $29    100.0%       $11     100.0%         $6      100.0%
                                       =====================================================================================

     Total Gross Unrealized Gains        $305                   $336                $383                  $382
                                       =====================================================================================

                                       At September 30, 2003    At June 30, 2003   At March 31, 2003
                                       --------------------------------------------------------------
Unaudited (Dollars in millions)         Amount    % of Total   Amount  % of Total  Amount  % of Total
-----------------------------------------------------------------------------------------------------
Less than 20%                               $5      100.0%         $8     88.9%       $33     26.6%
20% or more for less than six months         0        0.0%          1     11.1%        91     73.4%
20% or more for six months or greater        0        0.0%          0      0.0%         0      0.0%
                                       --------------------------------------------------------------
     Total Gross Unrealized Losses          $5      100.0%         $9    100.0%      $124    100.0%
                                       ==============================================================

     Total Gross Unrealized Gains         $274                   $208                $114
                                       ==============================================================

(1) The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

(2) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION

                                          At September 30, 2004     At June 30, 2004     At March 31, 2004   At December 31, 2003
                                        -------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount     % of Total    Amount  % of Total    Amount  % of Total    Amount  % of Total
-----------------------------------------------------------------------------------------------------------------------------------
US treasuries/agencies                   $16,561         9.4%     $16,664      9.8%     $17,065      9.8%     $15,945      9.5%
State & political subdivisions             3,853         2.2%       3,675      2.2%       3,580      2.0%       3,349      2.0%
Corporate bonds                           63,130        35.8%      60,619     35.6%      63,215     36.3%      60,391     36.0%
Foreign government securities              8,380         4.8%       8,019      4.7%       8,444      4.8%       8,764      5.2%
Foreign corporates                        27,076        15.4%      24,732     14.5%      24,654     14.2%      23,842     14.2%
Residential mortgage-backed securities    30,978        17.6%      30,698     18.0%      31,825     18.3%      31,454     18.8%
Commercial mortgage-backed securities     12,016         6.8%      12,019      7.1%      11,955      6.9%      11,031      6.6%
Asset-backed securities                   12,912         7.3%      12,444      7.3%      12,327      7.1%      11,863      7.1%
Other fixed income assets                    644         0.4%         780      0.5%         491      0.3%         576      0.3%
                                        -------------------------------------------------------------------------------------------
   Total                                 175,550        99.7%     169,650     99.7%     173,556     99.7%     167,215     99.7%
Redeemable preferred stock                   541         0.3%         542      0.3%         544      0.3%         537      0.3%
                                        -------------------------------------------------------------------------------------------
Total Fixed Maturities                  $176,091       100.0%    $170,192    100.0%    $174,100    100.0%    $167,752    100.0%
                                        ===========================================================================================
NAIC           RATING AGENCY
RATING (1)     EQUIVALENT DESIGNATION
1              Aaa / Aa / A             $117,658        66.8%    $113,607     66.8%    $116,165     66.7%    $112,333     67.0%
2              Baa                        45,728        25.9%      43,829     25.8%      44,842     25.8%      42,057     25.0%
3              Ba                          7,514         4.3%       7,334      4.3%       7,731      4.4%       8,011      4.8%
4              B                           4,089         2.3%       4,086      2.4%       3,929      2.3%       3,814      2.3%
5              Caa and lower                 443         0.3%         583      0.3%         700      0.4%         629      0.4%
6              In or near default            118         0.1%         211      0.1%         189      0.1%         371      0.2%
                                        -------------------------------------------------------------------------------------------
   Total                                 175,550        99.7%     169,650     99.7%     173,556     99.7%     167,215     99.7%
Redeemable preferred stock                   541         0.3%         542      0.3%         544      0.3%         537      0.3%
                                        -------------------------------------------------------------------------------------------
Total Fixed Maturities                  $176,091       100.0%    $170,192    100.0%    $174,100    100.0%    $167,752    100.0%
                                        ===========================================================================================

                                         At September 30, 2003     At June 30, 2003     At March 31, 2003
                                        ------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total    Amount  % of Total    Amount  % of Total
----------------------------------------------------------------------------------------------------------
US treasuries/agencies                   $14,730        9.2%     $13,992      8.8%     $12,489      8.7%
State & political subdivisions             3,276        2.0%       3,022      1.9%       2,683      1.8%
Corporate bonds                           57,746       36.1%      56,548     35.6%      52,167     36.1%
Foreign government securities              9,027        5.7%       8,938      5.6%       8,374      5.8%
Foreign corporates                        21,787       13.6%      22,030     13.9%      19,542     13.5%
Residential mortgage-backed securities    31,831       19.9%      33,166     20.9%      30,260     21.0%
Commercial mortgage-backed securities      9,318        5.8%       8,649      5.4%       7,509      5.2%
Asset-backed securities                   11,033        6.9%      11,222      7.1%      10,224      7.1%
Other fixed income assets                    687        0.5%         771      0.5%         655      0.5%
                                        ------------------------------------------------------------------
   Total                                 159,435       99.7%     158,338     99.7%     143,903     99.7%
Redeemable preferred stock                   505        0.3%         484      0.3%         438      0.3%
                                        ------------------------------------------------------------------
Total Fixed Maturities                  $159,940      100.0%    $158,822    100.0%    $144,341    100.0%
                                        ==================================================================
NAIC           RATING AGENCY
RATING (1)     EQUIVALENT DESIGNATION
1              Aaa / Aa / A             $107,284       67.1%    $107,243     67.5%     $97,087     67.3%
2              Baa                        39,066       24.4%      38,263     24.1%      34,326     23.8%
3              Ba                          7,913        5.0%       7,727      4.9%       7,624      5.3%
4              B                           3,962        2.5%       3,854      2.4%       3,658      2.5%
5              Caa and lower                 545        0.3%         724      0.5%         627      0.4%
6              In or near default            665        0.4%         527      0.3%         581      0.4%
                                        ------------------------------------------------------------------
   Total                                 159,435       99.7%     158,338     99.7%     143,903     99.7%
Redeemable preferred stock                   505        0.3%         484      0.3%         438      0.3%
                                        ------------------------------------------------------------------
Total Fixed Maturities                  $159,940      100.0%    $158,822    100.0%    $144,341    100.0%
                                        ==================================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                          At September 30, 2004     At June 30, 2004     At March 31, 2004   At December 31, 2003
                                        -------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount     % of Total    Amount  % of Total    Amount  % of Total    Amount  % of Total
-----------------------------------------------------------------------------------------------------------------------------------
South Atlantic                            $5,502        23.6%      $5,247     23.8%      $4,929     23.8%      $4,978     24.5%
Pacific                                    5,608        24.3%       5,327     24.2%       5,172     25.1%       5,005     24.7%
Middle Atlantic                            3,704        15.9%       3,513     16.0%       3,450     16.6%       3,455     17.0%
East North Central                         2,443        10.5%       2,294     10.4%       1,894      9.1%       1,821      9.0%
New England                                1,285         5.5%       1,302      5.9%       1,295      6.2%       1,278      6.3%
West South Central                         1,775         7.6%       1,470      6.7%       1,415      6.8%       1,370      6.8%
Mountain                                     741         3.2%         785      3.6%         763      3.7%         740      3.6%
West North Central                           615         2.6%         625      2.8%         606      2.9%         619      3.0%
International                              1,219         5.2%       1,064      4.8%         943      4.5%         836      4.1%
East South Central                           276         1.2%         278      1.3%         265      1.3%         198      1.0%
Other                                         99         0.4%         100      0.5%           0      0.0%           0      0.0%
                                        -------------------------------------------------------------------------------------------
   Total                                 $23,267       100.0%     $22,005    100.0%     $20,732    100.0%     $20,300    100.0%
                                        ===========================================================================================

Office                                   $10,826        46.6%     $10,301     46.8%      $9,570     46.1%      $9,170     45.2%
Retail                                     5,288        22.7%       5,221     23.7%       4,961     23.9%       5,006     24.7%
Apartments                                 3,095        13.3%       3,001     13.6%       2,916     14.1%       2,832     13.9%
Industrial                                 2,034         8.7%       1,951      8.9%       1,852      8.9%       1,911      9.4%
Hotel                                      1,227         5.3%       1,098      5.0%       1,027      5.0%       1,032      5.1%
Other                                        797         3.4%         433      2.0%         406      2.0%         349      1.7%
                                        -------------------------------------------------------------------------------------------
   Total                                 $23,267       100.0%     $22,005    100.0%     $20,732    100.0%     $20,300    100.0%
                                        ===========================================================================================

                                         At September 30, 2003     At June 30, 2003     At March 31, 2003
                                        ------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total    Amount  % of Total    Amount  % of Total
----------------------------------------------------------------------------------------------------------
South Atlantic                            $5,027       25.2%      $5,139     25.9%      $5,167     26.3%
Pacific                                    4,587       23.0%       4,130     20.8%       4,198     21.4%
Middle Atlantic                            3,522       17.6%       3,543     17.9%       3,416     17.4%
East North Central                         1,808        9.1%       2,331     11.8%       2,260     11.5%
New England                                1,269        6.4%       1,181      6.0%       1,168      6.0%
West South Central                         1,352        6.8%       1,256      6.3%       1,149      5.9%
Mountain                                     798        4.0%         845      4.3%         858      4.4%
West North Central                           582        2.9%         580      2.9%         598      3.0%
International                                811        4.1%         631      3.2%         631      3.2%
East South Central                           189        0.9%         187      0.9%         178      0.9%
Other                                          0        0.0%           0      0.0%           0      0.0%
                                        ------------------------------------------------------------------
   Total                                 $19,945      100.0%     $19,823    100.0%     $19,623    100.0%
                                        ==================================================================

Office                                    $8,919       44.7%      $9,414     47.4%      $9,301     47.5%
Retail                                     4,825       24.2%       4,471     22.6%       4,321     22.0%
Apartments                                 2,932       14.7%       2,805     14.2%       2,867     14.6%
Industrial                                 1,940        9.7%       1,922      9.7%       1,893      9.6%
Hotel                                      1,038        5.2%         955      4.8%         996      5.1%
Other                                        291        1.5%         256      1.3%         245      1.2%
                                        ------------------------------------------------------------------
   Total                                 $19,945      100.0%     $19,823    100.0%     $19,623    100.0%
                                        ==================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
SUMMARY OF REAL ESTATE

                                 At September 30, At June 30, At March 31, At December 31, At September 30, At June 30, At March 31,
Unaudited (Dollars in millions)       2004           2004        2004            2003           2003            2003        2003
------------------------------------------------------------------------------------------------------------------------------------
Wholly owned                         $3,911        $3,823      $4,409            $4,362        $4,927          $4,184       $4,199
Joint ventures                          368           329         287               315           322             303          271
                                 ---------------------------------------------------------------------------------------------------
  Subtotal                            4,279         4,152       4,696             4,677         5,249           4,487        4,470
Foreclosed                                2             2           3                 3             6               4            5
                                 ---------------------------------------------------------------------------------------------------
  Total Real Estate (1)              $4,281        $4,154      $4,699            $4,680        $5,255          $4,491       $4,475
                                 ===================================================================================================

(1) Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGES

                                 At September 30, At June 30, At March 31, At December 31, At September 30, At June 30, At March 31,
Unaudited (Dollars in millions)       2004           2004        2004            2003           2003            2003        2003
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          $23,267       $22,005     $20,732           $20,300       $19,945         $19,823      $19,623

AGRICULTURAL                          5,593         5,377       5,226             5,327         5,131           5,090        5,052

RESIDENTIAL                             760           736         604               622           459             376          371

                                 ---------------------------------------------------------------------------------------------------
TOTAL                               $29,620       $28,118     $26,562           $26,249       $25,535         $25,289      $25,046
                                 ===================================================================================================

METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                 At September 30, At June 30, At March 31, At December 31, At September 30, At June 30, At March 31,
Unaudited (Dollars in billions)       2004           2004        2004            2003           2003            2003        2003
------------------------------------------------------------------------------------------------------------------------------------
METLIFE                              $265.0        $258.3      $258.9            $251.0        $245.0          $242.3       $226.3

METLIFE SEPARATE ACCOUNT               81.2          79.7        78.3              75.8          70.0            67.5         60.6

STATE STREET THIRD PARTY               27.3          27.1        25.7              23.4          21.6            21.9         20.8
                                 ---------------------------------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT        $373.5        $365.1      $362.9            $350.2        $336.6          $331.7       $307.7
                                 ===================================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
COMPANY RATINGS AS OF OCTOBER 21ST, 2004 (1)

                                                              Moody's         Standard &     A.M. Best     Fitch
                                                         Investors Service      Poor's        Company     Ratings
                                                         -----------------    ----------     ---------    -------
FINANCIAL STRENGTH RATINGS
--------------------------
Metropolitan Life Insurance Company                             Aa2               AA             A+         AA
Metropolitan Life Insurance Company (Short-term rating)         P-1              A-1+            NR         NR
First MetLife Investors Insurance Co.                            NR               AA             A+         NR
General American Life Insurance Company                         Aa2               AA             A+         AA
MetLife Investors Insurance Company                             Aa2               AA             A+         AA
MetLife Investors Insurance Company of California                NR               AA             A+         NR
MetLife Investors USA Insurance Company                         Aa3               AA             A+         AA
New England Life Insurance Company                              Aa2               AA             A+         AA
Paragon Life Insurance Company                                   NR               AA             A+         AA
Texas Life Insurance Company                                     NR               NR             A          NR
RGA Reinsurance Company                                          A1               AA-            A+         AA-
Metropolitan Property and Casualty Insurance Company            Aa3               NR             A          NR
Metropolitan Casualty Insurance Company                          NR               NR             A          NR
Metropolitan Direct Property and Casualty Insurance Co.          NR               NR             A          NR
Metropolitan General Insurance Company                           NR               NR             A          NR
Metropolitan Group Property & Casualty Insurance Co.             NR               NR             A          NR
Metropolitan Lloyds Insurance Company of Texas                   NR               NR             A          NR

CREDIT RATINGS
--------------
MetLife, Inc.
   Senior Unsecured                                              A2                A             a           A
   Commercial Paper                                             P-1               A-1          AMB-1+       F1
Metropolitan Life Insurance Company
   Surplus Notes                                                 A1               A+             a+         A+
MetLife Funding, Inc.
   Commercial Paper                                             P-1              A-1+          AMB-1+       F1+
General American Life Insurance Company
   Surplus Notes                                                 A1               A+             a+         NR
GenAmerica Capital I
   Preferred Stock                                               A3              BBB+            NR         A-
Reinsurance Group of America, Incorporated
   Senior Unsecured                                             Baa1              A-             a-         A-
RGA Capital Trust I
   Preferred Stock                                              Baa2              BBB           bbb+       BBB+

(1) NR indicates not rated.